UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

flyExclusive, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

December 30, 2025

10:00 a.m. (Eastern Time)

Meeting to be held virtually

FLYEXCLUSIVE • 2025 Proxy Statement 2

FLYEXCLUSIVE, INC.

2860 Jetport Road

Kinston, North Carolina 28504

FLYEXCLUSIVE • 2025 Proxy Statement 2

Notice of Annual Meeting of Stockholders	4	Code of Ethics and Conflict of Interest	41
Proxy Summary	5	Anti-Hedging Policy	41
Proxy Statement	6	Compensation Recovery Policy	41
Proposals	6	Attendance by Members of the Board of Directors at Meetings	41
Recommendations of the Board	7
General Information	7
		Committees of the Board	42
Information about this Proxy Statement	7	Audit and Risk Committee	42
		Compensation Committee	45
Questions and Answers about the 2025 Annual Meeting of Stockholders	8	Nominating and Corporate Governance Committee	46
		Equity Compensation Plans	47
Proposals to be Voted on	14
Proposal 1: Election of Directors	14	Executive and Director Compensation	48
Proposal 2: Approval of an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares reserved thereunder from 6,000,000 to 15,000,000 shares	19	2024 Summary Compensation Table	48
		Narrative to Summary Compensation Table	49
		Outstanding Equity Awards at 2024 Fiscal Year End	50

Proposal 3: Approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares reserved thereunder from 1,500,000 to 2,500,000 shares	29	Employment Agreements	50

		Security Ownership of Certain Beneficial Owners and Management	52

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm	35
		Certain Relationships and Related Person Transactions	54
Report of the Audit and Risk Committee of the Board of Directors	36

Independent Registered Public Accounting Firm Fees and Other Matters	37	Delinquent Section 16(a) Reports	64

		Stockholders' Proposals	64
Corporate Governance	38
General	38	Other Matters	65
Board Composition	38
Board Diversity	38	Solicitation of Proxies	65
Director Independence	38
Director Candidates	39	flyExclusive's Annual Report on Form 10-K	66
Communications from Stockholders	40
Board Leadership Structure and Role in Risk Oversight	40

FLYEXCLUSIVE • 2025 Proxy Statement 3

Notice of Annual Meeting of Stockholders

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of flyExclusive, Inc. (the "Company") will be held as follows:	Items of Business
1

To elect Gary Fegel, Michael S. Fox, Frank B. Holding Jr., Gregg S. Hymowitz, Peter B. Hopper, Thomas James Segrave Jr. and Thomas James Segrave, Sr. as directors to serve until the 2026 annual meeting of stockholders of the Company (the “2026 Annual Meeting”), or until their respective successors have been duly elected and qualified;

Tuesday, December 30, 2025

2 3

To approve an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares reserved thereunder from 6,000,000 to 15,000,000 shares;

To approve an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares reserved thereunder from 1,500,000 to 2,500,000 shares;

10:00 a.m. Eastern Time

	4	To ratify the appointment of Elliott Davis PLLC ("Elliott Davis") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025; and

The Annual Meeting will be a virtual meeting of stockholders to be held as a live webcast over the Internet at: www.virtualshareholdermeeting.com/FLYX2025

	5	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

November 17, 2025

Holders of our Class A and Class B common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting, or any postponement or adjournment thereof.

The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.

Proxy Voting
Your vote is important. We encourage you to mark, date, sign and return the enclosed proxy/voting instruction card or, if you prefer, to vote by telephone or by using the Internet.

December 2, 2025

By Order of the Board of Directors

Thomas James Segrave, Jr.
Chief Executive Officer and Chairman
Kinston, North Carolina

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares is important to ensure the presence of a quorum at the Annual Meeting and will save the Company the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

FLYEXCLUSIVE • 2025 Proxy Statement 4

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

Annual Meeting Stockholders

DATE & TIME	RECORD DATE	VOTING
10:00 a.m. Eastern Time on	November 17, 2025

Holders of our Class A common stock and Class B common stock as of the Record Date are entitled to vote. Each share of Class A common stock and Class B common stock is entitled to one vote for each of the proposals to be voted on.

December 30, 2025
MAILING DATE
VIRTUAL MEETING	This proxy statement will be first mailed or made available to stockholders on the Internet on or about December 2, 2025.

www.virtualshareholdermeeting.com/FLYX2025

A complete list of holders of record of our Class A common stock and Class B common stock will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting at our principal executive offices at 2860 Jetport Road, Kinston, North Carolina 28504. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.

Voting Matters and Vote Recommendation (pages 14, 19, 29 and 35)

The following table summarizes the proposals to be considered at the Annual Meeting and the voting recommendation of the board of directors of the Company (the “Board”) with respect to each proposal.

Proposals	Board Vote Recommendation
Election of directors	FOR
Approval of an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares reserved thereunder from 6,000,000 to 15,000,000 shares	FOR
Approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares reserved thereunder from 1,500,000 to 2,500,000 shares	FOR
Ratification of Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending 2025	FOR

How to Cast Your Vote (page 9)

You can cast your votes by any of the following methods:

INTERNET	TELEPHONE	MAIL
http://www.proxyvote.com	(1-800-690-6903)	Completing, signing and returning your proxy card or voting instruction card so that it is received by Monday, December 29, 2025

until 11:59 p.m., Eastern Time on Monday, December 29, 2025	until 11:59 p.m., Eastern Time on Monday December 29, 2025

Whether you are a stockholder of record or hold your shares in “street name,” you may participate in and vote online at the Annual Meeting. You will need to enter your 16-digit control number (included on your proxy card or the voting instructions that accompanied your proxy materials) to vote your shares at the Annual Meeting. Instructions on how to attend the Annual Meeting live over the Internet, and how to vote your shares during the Annual Meeting, are posted at www.virtualshareholdermeeting.com/FLYX2025

FLYEXCLUSIVE • 2024 Proxy Statement 5

Proxy Statement

This proxy statement is furnished in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on Tuesday, December 30, 2025, at 10:00 a.m., Eastern Time, and at any postponement or adjournment thereof. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions and vote during the meeting by visiting www.virtualshareholdermeeting.com/FLYX2025 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our Class A common stock, $0.0001 par value per share (“Class A common stock”), and Class B common stock, $0.0001 par value per share (“Class B common stock” and, together with our Class A common stock, the “Common Stock”), as of the close of business on November 17, 2025 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. As of the Record Date, there were 20,757,668 shares of Class A common stock and 59,930,000 of Class B common stock outstanding and entitled to vote at the Annual Meeting, representing 26% and 74% of the combined voting power of our Common Stock, respectively. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2024 (the “2024 Annual Report”) were first released on or about December 2, 2025 to our stockholders as of the Record Date.

In this proxy statement, “flyExclusive”, “Company”, “we”, “us”, and “our” refer to flyExclusive, Inc. and its subsidiaries taken as a whole.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD DECEMBER 30, 2025.

This proxy statement and our 2024 Annual Report are enclosed with this mailing and also are available at http://www.proxyvote.com. To view these materials online please have your 16-digit control number(s) available that is included on your proxy card or on the instructions that accompanied these proxy materials. On the website, you can also elect to receive distributions of our proxy statements and annual reports to stockholders for future annual meetings of stockholders by electronic delivery. For specific instructions on making such an election, please refer to the instructions on your proxy card or voting instruction form.

Proposals

At the Annual Meeting, our stockholders will be asked:

•
Proposal 1: To elect Gary Fegel, Michael S. Fox, Frank B. Holding Jr., Gregg S. Hymowitz, Peter B. Hopper, Thomas James Segrave Jr. and Thomas James Segrave, Sr., as directors to serve until the 2026 Annual Meeting, or until their respective successors have been duly elected and qualified;
•
Proposal 2: To approve an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares reserved thereunder from 6,000,000 to 15,000,000 shares;
•
Proposal 3: To approve an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares reserved thereunder from 1,500,000 to 2,500,000 shares;
•
Proposal 4: To ratify the appointment of Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025; and
•
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

FLYEXCLUSIVE • 2025 Proxy Statement 6

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board of Directors

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. You may also vote your shares online at the Annual Meeting. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

•
FOR Proposal 1: The election of Gary Fegel, Michael S. Fox, Frank B. Holding Jr., Gregg S. Hymowitz, Peter B. Hopper, Thomas James Segrave Jr. and Thomas James Segrave, Sr. as directors to serve until the 2026 Annual Meeting, or until their respective successors have been duly elected and qualified;
•
FOR Proposal 2: The approval of an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares reserved thereunder from 6,000,000 to 15,000,000 shares;
•
FOR Proposal 3: The approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares reserved thereunder from 1,500,000 to 2,500,000 shares; and
•
FOR Proposal 4: The ratification of the appointment of Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

General Information

We were a special purpose acquisition company called EG Acquisition Corp. (“EGA”) prior to the closing (the “Closing”) of a business combination (the “Business Combination”) on December 27, 2023. The Business Combination represents the transactions contemplated by the Equity Purchase Agreement, dated as of October 17, 2022 (as amended on April 21, 2023, the “Equity Purchase Agreement”) whereby LGM Enterprises, LLC, a North Carolina limited liability company (“LGM”), became a wholly owned subsidiary of EGA. In connection with the consummation of the Business Combination, EGA was renamed “flyExclusive, Inc.” For further information on the Business Combination, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Information About this Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares of Common Stock.

Proxy Materials. On or about December 2, 2025, we mailed to our stockholders the proxy materials, including this proxy statement and our 2024 Annual Report. Instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. SEC rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered.

FLYEXCLUSIVE • 2025 Proxy Statement 7

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Householding Department, by calling their toll-free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Questions and Answers About the 2025 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is November 17, 2025. You are entitled to vote at the Annual Meeting only if you were a holder of record of Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 20,757,668 shares of Class A common stock and 59,930,000 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. If you are a record holder, your set of proxy materials has been sent to you directly by the Company.

Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf. Proxy materials have been forwarded to you by that organization if your shares are held in “street name.”

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of the proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/FLYX2025 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

FLYEXCLUSIVE • 2025 Proxy Statement 8

Who can attend the Annual Meeting?

flyExclusive has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a flyExclusive stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/FLYX2025. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you may visit www.virtualshareholdermeeting.com/FLYX2025 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, either (i) the person presiding over the meeting or (ii) if directed to be voted on by the person presiding over the meeting, a majority in voting power of the stockholders entitled to vote at the meeting, present electronically or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•
by Internet—you can vote over the Internet at http://www.proxyvote.com by following the instructions on the proxy card;
•
by telephone—you can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•
by mail—you can vote by mail by signing, dating and mailing the proxy card; or
•
by voting online during the Annual Meeting—you can vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/FLYX2025.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on December 29, 2025. Mailed proxy cards must be received by December 29, 2025 in order to be counted at the Annual Meeting. To participate in the Annual Meeting, including to vote via the Internet or telephone or electronically during the meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to virtually attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are held in “street name,” you may visit www.virtualshareholdermeeting.com/FLYX2025 and enter the 16-digit control number included in the voting

FLYEXCLUSIVE • 2025 Proxy Statement 9

instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the Annual Meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

What if I lose my 16-digit control number?

If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;
•
by granting a subsequent proxy through the Internet or telephone;
•
by giving written notice of revocation to the Secretary of flyExclusive (the "Secretary") prior to the Annual Meeting; or
•
by voting online during the Annual Meeting by going to www.virtualshareholdermeeting.com/FLYX2025.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote during the Annual Meeting by obtaining your 16-digit control number from your bank or broker or otherwise voting through your bank or broker.

Who will count the votes?

A representative of Carideo Group, our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board's recommendations are indicated on page 5 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions and vote by visiting www.virtualshareholdermeeting.com/FLYX2025 and by following the instructions above. Stockholders will have similar rights and opportunities to participate at the Annual Meeting as they would at an in-person meeting.

FLYEXCLUSIVE • 2025 Proxy Statement 10

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We encourage stockholders to log into the virtual Annual Meeting beginning 15 minutes prior to the start of the Annual Meeting to test their Internet connectivity. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/FLYX2025.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, for up to 15 minutes following the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to one question in order to allow us to answer questions from as many stockholders as possible. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•
irrelevant to the business of the Company or to the business of the Annual Meeting;
•
related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•
related to any pending, threatened or ongoing litigation;
•
related to personal grievances;
•
derogatory references to individuals or that are otherwise in bad taste;
•
substantially repetitious of questions already made by another stockholder;
•
in excess of the question limit;
•
in furtherance of the stockholder’s personal or business interests; or
•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or Secretary in their reasonable judgment.

Questions and answers may be grouped by topic, and we may group substantially similar questions together and answer them once. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

FLYEXCLUSIVE • 2025 Proxy Statement 11

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that seven nominees receiving the highest number of affirmative "For" votes will be elected as directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Approval of an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares reserved thereunder from 6,000,000 to 15,000,000 shares	The affirmative vote of the holders of a majority in voting power present in person or by proxy.	Abstentions and broker non-votes, if any, will have no effect.
Proposal 3: Approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares reserved thereunder from 1,500,000 to 2,500,000 shares	The affirmative vote of the holders of a majority in voting power present in person or by proxy.	Abstentions and broker non-votes, if any, will have no effect.
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power present in person or by proxy.	Abstentions and broker non-votes, if any, will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of Proposal 1, and an “abstention,” in the case of Proposals 2, 3 and 4, will be counted as present and entitled to vote for purposes of determining a quorum. With respect to Proposal 1, a “vote withheld” is not considered a vote cast and will therefore have no effect on Proposal 1. An “abstention” with respect to Proposals 2, 3 and 4, however, will represent a stockholder’s affirmative choice to decline to vote on a proposal and will have the same effect as a vote against the respective proposal.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares. A broker is entitled, but not obligated, to vote shares held for a beneficial owner on routine matters, such as Proposal 4 (the ratification of the appointment of Elliott Davis as the Company’s independent registered public accounting firm), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as Proposal 1 (election of directors), Proposal 2 (approval of an increase in the shares reserved under to the Company’s Employee Stock Purchase Plan) and Proposal 3 (approval of an increase in the shares reserved under the Company’s Employee Stock Purchase Plan). Broker non-votes count for purposes of determining whether a quorum is present. Broker non-votes, if any, will have no effect on Proposals 1, 2 or 3. We do not expect broker non-votes for Proposal 4.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting.

FLYEXCLUSIVE • 2025 Proxy Statement 12

Who is paying for this proxy solicitation?

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

FLYEXCLUSIVE • 2025 Proxy Statement 13

Proposals to be Voted on

Proposal 1: Election of Directors

At the Annual Meeting, seven directors will be elected to serve until the 2026 Annual Meeting, or until their successors have been duly elected and qualified or until each such director’s earlier death, resignation or removal.

In the event that any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

Stockholders’ Agreement

As part of the Business Combination, EGA (now flyExclusive), Mr. Segrave Jr., in his personal capacity and as custodian for shares of Class B common stock held in trusts for his children, and EG Sponsor, LLC who was a significant equity owner of EGA (the “Sponsor”), entered into a Stockholders’ Agreement, pursuant to which Mr. Segrave Jr. (in his personal and custodial capacities) and the Sponsor agreed to vote each of their respective securities of flyExclusive that may be voted in the election of flyExclusive’s directors for two members nominated by the Sponsor. At this time, those two Sponsor nominees are Gregg S. Hymowitz and Gary Fegel.

In the event the Sponsor ceases, collectively, to own voting stock of the Company bearing at least: (A) 15% of the aggregate outstanding voting power of the Company, the Sponsor shall only be entitled to nominate one member of the Board as of the date Sponsor ceases to hold the aforementioned requisite securities of the Company; and (B) 5% of the aggregate outstanding voting power of the Company, the Sponsor shall no longer be entitled to nominate any members of the Board as of such date.

Vote Required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the election of the below director nominees.

FLYEXCLUSIVE • 2025 Proxy Statement 14

The current members of the Board who are directors are and their principal occupations and business experience, for at least the past five years, are as follows:

Age:	Thomas James Segrave Jr.
54
Chief Executive Officer and Chairman of the Board Director Since:

Thomas James Segrave Jr. serves as our Chief Executive Officer and as Chairman of our Board. Mr. Segrave Jr. is LGM’s founder and served as its Chief Executive Officer since its inception in 2011. Mr. Segrave has a proven record of entrepreneurial business success over the years. Prior to founding LGM, Mr. Segrave Jr. served as the founder and Chief Executive Officer of Segrave Aviation, Inc., an aircraft charter company based in Kinston, North Carolina, from 1993 until its sale to Delta Air Lines in 2010. Mr. Segrave Jr. is also the founder of LGMV, which operates three fixed base operations at eastern North Carolina airports, the largest daycare center in Kinston, North Carolina, and a restaurant and bar in Atlantic Beach, North Carolina. Mr. Segrave Jr. serves as a member of the Board of Trustees of East Carolina University, the Executive Board of L Harvey & Son, one of North Carolina’s oldest privately held businesses, and the Industrial Advisory Board of Embry-Riddle Aeronautical University, and the National Business Aviation Association (NBAA) Leadership Council. Mr. Segrave Jr. is an accomplished professional pilot with over 10,000 hours of flight time, an Airline Transport Pilot License, type ratings in seven different jets and a commercial helicopter rating.

We believe Mr. Segrave Jr. is well-qualified to serve on the Board of his history and involvement with flyExclusive and his extensive knowledge of and experience in the aviation industry.

2023 Committee Memberships: Nominating and Governance

Age:	Gary Fegel
50
Director Since: 2023 Committee Memberships: N/A

Gary Fegel is a seasoned global investor and operator who has deep investment experience across the technology, logistics, healthcare, real estate, and commodities sectors. Mr. Fegel was a Senior Partner at Glencore Plc, one of the world’s largest commodity trading and mining companies. He was responsible for the firm’s global aluminum business, where he led a team of over 120 people worldwide. In such capacity, Mr. Fegel established an extensive global network, ranging from governmental entities and conglomerates to private enterprises. Mr. Fegel helped take Glencore public at a $50 billion valuation and exited the company upon its merger with Xstrata Plc, which valued the combined entity at over $80 billion. Following Glencore, Mr. Fegel founded GMF Capital in 2013 as a global investment platform focusing on private equity, real estate and alternative investments. In 2015 Mr. Fegel co-founded GMF Real Estate, an asset management business primarily focused on investing in real estate and healthcare. Since inception, GMF Capital and GMF Real Estate have executed over 100 real estate, private equity and credit transactions. Prior to Glencore, Mr. Fegel worked as a trader for UBS and Credit Suisse First Boston in their derivatives departments, based in Zurich, London, and New York. Mr. Fegel is currently employed by GMF Holding AG, as President and Chairman of the Board Directors. GMF Holding AG is an investment holding company headquartered in Switzerland and is the ultimate parent of GMF Capital LLC. Mr. Fegel has held this position for over six years. For the avoidance of doubt, it is not affiliated with our Company. Mr. Fegel serves on the board of several private companies, including Videri Inc., MyskySA, and Swiss Properties AG. Mr. Fegel holds an M.B.A. from the University of St. Gallen.

We believe Mr. Fegel is well-qualified to serve on the Board because of his wealth of investment and business experience.

FLYEXCLUSIVE • 2025 Proxy Statement 15

Age:	Michael S. Fox
61
Director Since:

Michael S. Fox has thirty years of extensive experience as an attorney representing public, private and government clients on a variety of legal issues. Since 2002, Mr. Fox has been an attorney and director at the law firm of Tuggle Duggins, based in Greensboro, North Carolina. Mr. Fox also brings over twenty years of extensive experience and service in the transportation industry, including serving as the Chairman of the North Carolina Board of Transportation, upon appointment by North Carolina Governor Roy Cooper, since 2017. Since 2020, Mr. Fox has served on the North Carolina Railroad Board of Directors. Mr. Fox has also served on the Piedmont Authority for Regional Transit Board of Directors since 2017 and on the GoTriangle Board of Directors since 2018. Mr. Fox has also previously served on the NC-Virginia High Speed Rail Compact, City of Greensboro Planning and USS North Carolina Battleship boards of directors. In addition to transportation-related experience, Mr. Fox has a history of extensive civic engagement including service on the boards of directors of the Salvation Army and Boys and Girls Club. Mr. Fox has been listed in the “Best Lawyers in America” publication since 2007 in the area of Land Use and Zoning, Litigation Law. Mr. Fox earned his B.A. degree from Appalachian State University and his J.D. degree from the University of North Carolina School of Law.

We believe Mr. Fox is well-qualified to serve on the Board because of his legal background, experience in and knowledge of the transportation industry.

2023
Committee Memberships:
Audit

Age:	Frank B. Holding Jr.
61
Director Since: 2023 Committee Memberships: Audit Compensation Nominating and Corporate Governance

Frank B. Holding, Jr. has extensive financial and management experience, as well as a deep commitment to service within the community. Since 2009, Mr. Holding has served as the Chief Executive Officer and Chairman of the Board of Directors of First Citizens Bank and its parent company First Citizens BancShares, Inc., one of the largest family-controlled banks in the United States. Mr. Holding earned his undergraduate Bachelor of Science degree from the University of North Carolina at Chapel Hill and he also holds an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Holding currently serves on the BlueCross BlueShield of North Carolina Board of Trustees and is a former Chairman of the board. Mr. Holding is also a member of the Mount Olive Pickle Company, Inc. board of directors and a past chairman of the North Carolina Chamber.

Mr. Holding, Jr. was selected to serve on the Board because of financial expertise and public company experience.

FLYEXCLUSIVE • 2025 Proxy Statement 16

Age:	Peter B Hopper
60
Director Since:

Peter B. Hopper is a seasoned veteran of the investment banking and private equity sector with more than 20 years of professional experience advising high growth companies on strategies for equity value creation and balance sheet optimizations. Mr. Hopper has extensive experience analyzing and underwriting investments in high growth areas. Additionally, Mr. Hopper possesses deep knowledge of capital markets as well as advising management on dealing with the challenges of high growth businesses. Mr. Hopper received a Bachelor of Science in Finance from Lehigh University in 1986. From 1990 to 1999, Mr. Hopper served as the Vice President of New Business Development for Helicon Cable Communication, leading business development efforts for a privately held top twenty Cable TV MSO (multiple-system operator). From October of 1999 to December of 2000, Mr., Hopper served as the Chief Executive Officer of DURO Communication, Inc., one of the largest privately held ISP/CLECs in the United States. In his capacity as CEO of DURO, Mr. Hopper was chiefly responsible for acquisitions, capital raising operations and senior leadership hiring, overseeing the completion of nearly 50 acquisitions. Following DURO, Mr. Hopper founded and served as Chief Executive Officer of DH Capital, LLC form March 2020 until December 2020. At DH Capital, Mr. Hopper primarily led business origination efforts, headed deal execution on DH Capital’s largest transactions and oversaw the hiring and management of the firm’s investment banking team. From April 2020 until August 2021, Mr. Hopper served as a partner of Abry Partners, a Boston-based private equity firm where he focused on investments in the data center industry, overseeing new deal origination, financial analysis on potential investments and portfolio management on existing investments. Since February of 2022, Mr. Hopper has served as Managing Director, DigitalBridge Investment Management, at DigitalBridge Group, Inc. Mr. Hopper is primarily responsible for overseeing deal origination and analysis for investments being considered for both the Digital Bridge Strategic Assets Fund and Digital Bridge’s flagship growth equity funds, DBPI and DBPII. Our Board believes that Mr. Hopper’s financial experience and expertise and his experience with capital markets make him a valuable member of our Board.

Mr. Hopper was selected to serve on our Board due to his financial experience and expertise and his experience with capital markets.

2023
Committee Memberships:

Audit Compensation Nominating and Governance

FLYEXCLUSIVE • 2025 Proxy Statement 17

Age:	Gregg S. Hymowitz
58
Director Since: 2023 Committee Memberships: N/A

Gregg S. Hymowitz is Chairman and Chief Executive Officer of EnTrust Global and Chair of EnTrust Global’s Investment Committee, and is a member of the Management Committee and the “Blue Ocean” Executive Committee. He is also the Chairman of the Board of Directors of Purus Marine Holdings LP, the environmentally-focused shipping company launched by EnTrust’s Blue Ocean 4Impact strategy. Mr. Hymowitz is a Founder and has been the Managing Partner of EnTrust Global since its founding (as EnTrust Capital) in April 1997. Prior to EnTrust Global, Mr. Hymowitz was Vice President at Goldman, Sachs & Co., which he joined in 1992. For the preceding two years, Mr. Hymowitz was an attorney in the Mergers & Acquisitions practice at Skadden, Arps, Slate, Meagher & Flom. Mr. Hymowitz is a former board member of the Board of Trustees of Montefiore Medical Center and served two terms as a Trustee of the Riverdale Country Day School. Mr. Hymowitz received his J.D. degree from Harvard Law School and his B.A. degree from the State University of New York at Binghamton. Mr. Hymowitz was the 1985 Harry S. Truman Scholar from New York, the 1987 British Hansard Society Scholar and the 2004 recipient of the Governor’s Committee on Scholastic Achievement Award.

Mr. Hymowitz was selected to serve on the Board because of his legal background and business experience.

Age:	Thomas J. Segrave, Sr.
74
Director Since:

Thomas J. Segrave, Sr. has extensive experience in the aviation industry and serving on the boards of directors of various companies. From 1985 until 1999, Mr. Segrave Sr. served as the Chairman and Chief Executive Officer of American Coatings Technologies, Inc. Mr. Segrave Sr. was also involved with the capital formation of Segrave Aviation, Inc. in 1991 and served as the Chief Financial Officer of Segrave Aviation from 2000 to 2010. From 1995 to 2000, Mr. Segrave Sr. served as the Chairman of the Board of Directors of Carver Machine Works, Inc., a renowned metal fabricator specializing in welding, precision machining and mechanical assembly. Since 2010, Mr. Segrave Sr. has served as a consultant for Advance Concrete, LLC.

Mr. Segrave, Sr. was selected to serve on the Board due to his extensive experience in the aviation industry.

2023 Committee Memberships: Compensation Nominating and Governance

Thomas J. Segrave, Sr. is the father of Thomas James Segrave Jr.

FLYEXCLUSIVE • 2025 Proxy Statement 18

Proposal 2: Approval of an Amendment to the Company’s 2023 Equity Incentive Plan to Increase the Number of Shares Reserved Thereunder from 6,000,000 to 15,000,000 Shares

On November 10, 2023, the Company’s Board adopted the flyExclusive 2023 Equity Incentive Plan (the “2023 Plan”), which was approved by the stockholders on December 7, 2023. Pursuant to the 2023 Plan, we may grant shares of our Common Stock as long-term equity incentives in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, or other stock awards to our employees, consultants, and directors, or collectively, participants. We believe that the effective use of long-term equity incentives is essential to attract, motivate, and retain employees and other service providers, to further align participants’ interests with those of our stockholders, and to provide participants incentive compensation opportunities that are competitive with those offered by other companies in the same industry and locations as ours.

On September 10, 2025, the Board approved an amendment to the 2023 Plan to increase the authorized number of shares of the Company’s Common Stock reserved for issuance thereunder from an aggregate of 6,000,000 shares to an aggregate of 15,000,000 shares (the “2023 Plan Amendment”), subject to stockholder approval.

As of November 17, 2025, of the 6,000,000 shares of the Company’s Common Stock reserved for issuance under the 2023 Plan, no shares remained available for future grant. Further, in order to meet our obligations under employment agreements with certain executive officers, in September 2025, the Board granted options to those executive officers to purchase up to an aggregate of 2,400,000 shares of Class A Common Stock, with an exercise price of $5.00 per share. Of those shares, only 1,200,000 shares were available under the 2023 Plan at the time of grant. If the 2023 Plan Amendment is not approved, an aggregate of 1,200,000 of those options will be terminated. Those executive officers, therefore, have an interest in the approval of the 2023 Plan Amendment. A summary of those benefits is set forth in the table below.

2023 Equity Incentive Plan	Dollar Value(1)	Number of Options

Matthew Lesmeister, Chief Operating Officer	—	2,400,000
Bradley G. Garner, Chief Financial Officer	—	2,400,000
Michael Guina, Chief Commercial Officer	—	2,400,000

(1)
Based on an exercise price of $5.00 per share and the closing price per share of our Class A Common Stock on November 17, 2025.

The Board believes that the 2023 Plan Amendment is necessary to allow the Company to continue to attract and retain the highest caliber of non-employee directors, employees and other service providers, link incentive awards to Company performance, encourage employee ownership in the Company and align the interests of non-employee directors, employees and other service providers with those of the Company’s stockholders. The 2023 Plan Amendment will allow the Company to continue to provide a variety of equity awards as part of the Company’s compensation program, an important tool for motivating, attracting and retaining talented non-employee directors, employees and other service providers and for creating stockholder value. It supports the Company’s balanced approach to employee compensation, wherein the Company uses a mix of components, including equity awards, to facilitate management decisions that favor longer-term stability. Without approval of the 2023 Plan Amendment, the Board believes that the Company’s ability to attract and retain qualified directors, employees and service provides will be impaired.

As of November 17, 2025, approximately 675 employees and 7 non-employee directors were eligible to participate in the 2023 Plan. The closing price of the Company’s Class A Common Stock on the NYSE American on November 17, 2025 was $3.21.

FLYEXCLUSIVE • 2025 Proxy Statement 19

Summary of the 2023 Plan

The following is a summary of the principal features of the 2023 Plan, which assumes the 2023 Plan Amendment is approved by the Company’s stockholders. This summary is qualified in its entirety by reference to the complete text of the 2023 Plan and the 2023 Plan Amendment.

Principal Features of the 2023 Plan	Description
Share Reserve:

15,000,000 shares of Common Stock.

The number of shares available for issuance from the share reserve will be reduced (i) by one share for each share granted pursuant to awards awarded under the 2023 Plan, and (ii) to the extent cash is delivered in lieu of shares of upon the exercise of a stock appreciation right, we will be deemed to have issued the number of shares which were otherwise issuable upon such exercise.

Award Types:	• Incentive and nonstatutory stock options • SARs • Restricted stock awards • Restricted stock unit awards (“RSUs”) • Dividend equivalent rights

Vesting:	Determined by the Board or a committee designated by the Board.

Repricing:	Repricing of outstanding stock awards is not permitted without the approval of our stockholders, except for certain proportionate capitalization adjustments as set forth in the 2023 Plan.

Termination Date:	October 31, 2033

Administration

The 2023 Plan will be administered by the Board or a committee designated by the Board constituted in a manner that permits grants of awards to our officers or directors and related transactions to be exempt from Section 16(b) of the Exchange Act. The plan administrator will have the full authority to select recipients of the grants, determine the type, terms and conditions of each award (including any vesting schedule), establish additional terms, conditions, rules, or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards, and to take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2023 Plan.

To the extent permitted by applicable law, the Board or designated committee may delegate to a committee, of one or more officers of the Company the authority to make awards or to take other actions pursuant to the 2023 Plan, but in no event shall an officer be delegated the authority to grant awards to, or amend awards held by, individuals who are subject to Section 16 of the Exchange Act, members of the Board, or officers to whom authority to grant or amend awards has been delegated. Any such delegation will be subject to the restrictions and limits that the Board or committee specifies at the time of such delegation, and may be rescinded at any time by the Board.

Available Shares

Subject to adjustment upon certain corporate transactions or events, the maximum aggregate number of shares of our stock which may be issued pursuant to all awards is 15,000,000 shares of our Common Stock. Any shares

FLYEXCLUSIVE • 2025 Proxy Statement 20

covered by an award that is forfeited, canceled, or expires will be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2023 Plan. Shares that actually have been issued under the 2023 Plan pursuant to an award will not be returned to the 2023 Plan and will not become available for future issuance under the 2023 Plan, other than unvested shares that are forfeited or repurchased by the Company. In the event any option or other award granted under the 2023 Plan is exercised through the tendering of shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares, any shares so tendered or withheld are not again available for awards under the 2023 Plan. To the extent that cash is delivered in lieu of shares upon the exercise of a SAR, then we will be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of shares which were otherwise issuable upon such exercise. Shares of Common Stock we reacquire on the open market or otherwise using cash proceeds from the exercise of options will not be available for awards under the 2023 Plan.

Dividends

No dividend or dividend equivalent will be paid on any unvested award, although the plan administrator may provide in an award agreement that dividends with respect to unvested portions of awards may accrue and be paid when and if the awards vest and shares are actually issued to the participant.

Eligibility and Types of Awards

The 2023 Plan will permit us to grant stock awards, including stock options, SARs, restricted stock, RSUs, and dividend equivalent rights to our employees, directors, and consultants.

Stock Options

A stock option may be an incentive stock option within the meaning of, and qualifying under, Section 422 of the Code, or a nonstatutory stock option. However, only our employees (or employees of our parent or subsidiaries, if any) may be granted incentive stock options. Incentive and nonstatutory stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator will determine the exercise price for a stock option subject to and in accordance with the terms and conditions of the 2023 Plan, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of Class A Common Stock on the date of grant (or 110% of the fair market value in the case of certain incentive stock options, as described below). Options granted under the 2023 Plan will become exercisable at the rate specified by the plan administrator.

The plan administrator will determine the term of the stock options granted under the 2023 Plan up to a maximum of ten years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options otherwise exercisable as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option award agreement. The optionholder’s stock option award agreement may provide that upon the termination of the optionholder’s relationship with us for cause, the optionholder’s right to exercise his or her options will terminate concurrently with the termination of the service relationship. If an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or his or her estate or person who acquired the right to exercise the award by bequest or inheritance may exercise any vested options for a period of 12 months from the date of death. The option term may be extended in the event that exercise of the option within the applicable time periods is prohibited by applicable securities laws or such longer period as specified in the stock option award agreement but in no event beyond the expiration of its term.

FLYEXCLUSIVE • 2025 Proxy Statement 21

Acceptable consideration for the purchase of shares issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash or check, (ii) the tender of shares previously owned by the optionholder, (iii) a broker-assisted cashless exercise, (iv) a net exercise of the option, (v) past or future services actually or to be rendered, and (vi) any combination of the foregoing methods of payment.

Unless the plan administrator provides otherwise, awards generally are not transferable, except by will or the laws of descent and distribution.

Incentive stock options may be granted only to our employees (or to employees of our subsidiaries, if any). To the extent that the aggregate fair market value, determined at the time of grant, of shares of our Class A Common Stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year under any of our equity plans exceeds $100,000, such options will not qualify as incentive stock options. A stock option granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of our stock (or that of our parent or subsidiary, if any) may not be an incentive stock option unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (ii) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights

SARs may be granted under the 2023 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator will determine both the number of shares related to each SAR and the exercise price for a SAR, within the terms and conditions of the 2023 Plan, provided that the exercise price of a SAR cannot be less than 100% of the fair market value of the shares subject thereto on the date of grant. In the case of a SAR granted concurrently with a stock option, the number of shares to which the SAR relates will be reduced in the same proportion that the holder of the stock option exercises the related option.

The plan administrator will determine whether to deliver cash in lieu of shares upon the exercise of a SAR. If shares are issued, the number of shares that will be issued upon the exercise of a SAR is determined by dividing (i) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares, by (ii) the fair market value of a share of Class A Common Stock on the exercise date. If the plan administrator elects to pay the holder of the SAR cash in lieu of shares, the holder of the SAR will receive cash equal to the fair market value on the exercise date of any or all of the shares that would otherwise be issuable.

The exercise of a SAR related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2023 Plan on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a nonstatutory stock option immediately prior to such surrender.

Restricted Stock

Restricted stock awards are awards of shares of our Common Stock that are subject to established terms and conditions. The plan administrator sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient, and the vesting schedule and criteria (which may include continued service to us for a period of time or the achievement of performance criteria). If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, us.

Restricted Stock Units

An RSU is a right to receive stock, cash equal to the value of a share of stock, or other securities, or a combination of these three elements, at the end of a set period or the attainment of performance criteria. No stock

FLYEXCLUSIVE • 2025 Proxy Statement 22

is issued at the time of grant. The plan administrator sets the terms of the RSU award, including the size of the RSU award, the consideration (if any) to be paid by the recipient, vesting schedule, and criteria and form (stock or cash) in which the award will be settled. If a participant’s service terminates before the RSU is fully vested, the unvested portion of the RSU award generally will be forfeited to us.

Dividend Equivalent Rights

Dividend equivalent rights entitle the recipient to compensation measured by dividends paid with respect to a specified number of shares.

Performance-Based Awards

The 2023 Plan establishes procedures for the Company to grant performance-based awards, meaning awards structured so that they will vest only upon the achievement of performance criteria established by the plan administrator for a specified performance period. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, or may be established on an individual basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. The plan administrator will have the discretion to adjust the minimum level of achievement required for achievement of performance awards if the plan administrator determines that a change in our business, operations, corporate structure or capital structure, the manner in which we conduct our business, or other events or circumstances render the performance objectives unsuitable. The plan administrator will also have the discretion to adjust the performance objectives for other material events not originally contemplated when the performance objectives were established, such as extraordinary gains and losses, the effect of changes in accounting standards or principles, acquisitions or divestitures, changes in tax rules or regulations, capital transactions, restructuring, nonrecurring gains or losses or other unusual items.

The business measures that may be used to establish the performance criteria may include one of, or combination of, the following:

•
Net earnings or net income (before or after taxes);
•
Earnings per share;
•
Net sales growth;
•
Net operating profit;
•
Return measures (including, but not limited to, return on assets, capital, equity, or sales);
•
Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
•
Cash flow per share;
•
Earnings before or after taxes, interest, depreciation, and/or amortization;
•
Gross or operating margins;
•
Productivity ratios;
•
Share price (including, but not limited to, growth measures and total shareholder return);
•
Expense targets or ratios;
•
Charge-off levels;
•
Improvement in or attainment of revenue levels;
•
Margins;
•
Operating efficiency;
•
Operating expenses;
•
Economic value added;
•
Improvement in or attainment of expense levels;
•
Improvement in or attainment of working capital levels;

FLYEXCLUSIVE • 2025 Proxy Statement 23

•
Debt reduction;
•
Capital targets;
•
Consummation of acquisitions, dispositions, projects or other specific events or transactions; or
•
Other significant operational or business milestones.

Corporate Transactions

Effective upon the consummation of a corporate transaction (such as a merger or other acquisition of the Company), all outstanding awards under the 2023 Plan will terminate unless they are assumed in connection with the corporate transaction.

The plan administrator has the authority to determine, before or at the time of any corporate transaction, the impact that the corporate transaction will have on outstanding awards under the 2023 Plan. For example, the plan administrator may determine that (i) awards will vest and become exercisable, or that other restrictions on such awards will lapse, (ii) awards will be assumed by the surviving corporation in the corporate transaction or replaced with awards that have substantially equivalent terms, (iii) participants will receive a payment in satisfaction of outstanding awards, and (iv) in the case of options and SARs, participants will receive a payment in an amount equal to the amount, if any, by which the fair market value of the shares subject to award exceeds the exercise price. The plan administrator is not required to treat all awards in the same way.

Tax Withholding

The plan administrator may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (i) causing the participant to tender a cash payment, (ii) withholding shares from the shares issued or otherwise issuable to the participant in connection with the award, (iii) delivering already-owned shares, (iv) selling shares from the shares issued or otherwise issuable to the participant in connection with the award, (v) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (vi) any other means that the plan administrator determines both to comply with applicable laws and be consistent with the purposes of the 2023 Plan.

Clawback Policy

All awards under the 2023 Plan will be subject to reduction, forfeiture or recoupment to the extent necessary to comply with any applicable clawback, forfeiture or other similar policy adopted by the Board and as in effect from time to time or applicable law. Further, to the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of an award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the participant may be required to repay any such excess amount to the Company.

Amendment and Termination

The Board generally may amend, suspend, or terminate the 2023 Plan. However, it may not amend the 2023 Plan without stockholder approval for certain actions, such as an increase in the number of shares reserved under the 2023 Plan, modifications to the provisions of the 2023 Plan regarding the grant of incentive stock options, modifications to the provisions of the 2023 Plan regarding the exercise prices at which shares may be offered pursuant to options, extension of the expiration date of the 2023 Plan, and certain modifications to awards, such as reducing the exercise price per share, canceling and regranting new awards with lower prices per share than the original prices per share of the cancelled awards, or canceling any awards in exchange for cash or the grant of replacement awards with an exercise price that is less than the exercise price of the original awards.

FLYEXCLUSIVE • 2025 Proxy Statement 24

Summary of Federal Income Tax Consequences of the 2023 Plan

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2023 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2023 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

If a participant disposes of underlying shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for (i) sales of the shares in a disqualifying disposition, (ii) basis adjustments for computing alternative minimum taxable income on a subsequent sale of the shares, and (iii) tax credits that may be available to participants subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon the grant of such an option so long as (i) the exercise price is no less than the fair market value of the stock on the date of grant, and (ii) the option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes will apply if the participant is or was an employee. Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the

FLYEXCLUSIVE • 2025 Proxy Statement 25

satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any recognized gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss, which will be short-term or long-term gain or loss, depending on the holding period of the stock.

Stock Appreciation Rights

A participant will not normally recognize taxable income upon the receipt of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of Class A Common Stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation).

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and the purchase price paid for such shares, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (i) the date the shares become transferable, (ii) the date the shares are no longer subject to a substantial risk of forfeiture, and (iii) the date the shares are acquired if the participant makes a timely election under Code Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the IRS, and other provisions, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to the Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. We generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.

Restricted Stock Units

A participant will not normally recognize taxable income upon receipt of an RSU award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and/or the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code

FLYEXCLUSIVE • 2025 Proxy Statement 26

limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Dividend Equivalent Rights

A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income and employment tax must be withheld on the income recognized by the participant. We will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Other Awards

We generally will be entitled to an income tax deduction in connection with an award under the 2023 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests, or becomes nonforfeitable, unless the award provides for a further deferral.

Section 409A of the Code

Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. Most awards granted under the 2023 Plan will be designed to qualify for an exception from the requirements of Section 409A. Certain awards under the 2023 Plan, however, may be subject to the requirements of Section 409A in form and in operation. Awards that are subject to Section 409A will generally be designed to meet the conditions under Section 409A for avoiding the adverse tax consequences resulting from a failure to comply with Section 409A. If an award under the 2023 Plan is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received.

Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.

Impact of Section 162(m) and other Limitations on Tax Deductibility of Awards Under the 2023 Plan

Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any of our covered employees in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, our three other most highly compensated officers, any individual who was a covered employee for any taxable year beginning after December 31, 2016, and, for any taxable year beginning after December 31, 2026, the next five highest-compensated employees. Compensation attributable to awards under the 2023 Plan either on its own or when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

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Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of those present in person or by proxy. Abstentions will have the same effect as a vote against this proposal. Broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the approval of the 2023 Plan Amendment.

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Proposal 3: Approval of an Amendment to the Company’s Employee Stock Purchase Plan to Increase the Number of Shares Reserved Thereunder from 1,500,000 to 2,500,000 Shares

On November 10, 2023, the Board adopted the ESPP, which was approved by the stockholders on December 7, 2023. The ESPP is a benefit that we make broadly available to our employees that allows them to purchase shares of the Company’s Common Stock at a discount. The ESPP authorizes the issuance of purchase rights covering up to 2,500,000 shares of our Common Stock. We believe that the ESPP is an important tool to assist us in recruiting and motivating qualified personnel to help us achieve our business goals, including creating long-term value for stockholders. The ESPP qualifies as an “employee stock purchase plan” under Section 423 of the Code, which affords special tax treatment to plan participants as described below.

On September 10, 2025, the Board approved an amendment to the ESPP to increase the authorized number of shares of the Company’s Common Stock reserved for issuance thereunder from an aggregate of 1,500,000 shares to an aggregate of 2,500,000 shares (the “ESPP Amendment”), subject to stockholder approval.

As of November 17, 2025, of the 2,5000,000 shares of the Company’s Common Stock reserved for issuance under the ESPP, 2,500,000 shares remained available for future grant. The Board believes that the ESPP Amendment is necessary to allow the Company to continue to attract and retain the highest caliber of employees, encourage employee ownership in the Company and align the interests of employees with those of the Company’s stockholders. The ESPP Amendment will allow the Company to continue to provide stock ownership opportunity to employees in an advantageous manner, thereby motivating, attracting and retaining talented employees and creating stockholder value. Without approval of the ESPP Amendment, the Board believes that the Company’s ability to attract and retain qualified directors, employees and service provides will be impaired.

As of November 17, 2025, approximately 675 employees were eligible to participate in the ESPP. The closing price of the Company’s Class A Common Stock on the NYSE American on November 17, 2025 was $3.21.

Summary of the ESPP

The following is a summary of the principal features of the ESPP. This summary is qualified in its entirety by reference to the complete text of the ESPP and the ESPP Amendment.

Purpose

The purpose of the ESPP is to provide eligible employees with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company, and to provide an incentive for continued employment.

Administration

The ESPP will generally be administered by our Compensation Committee, unless the Board determines to administer the ESPP itself. The administrator has full power and authority to interpret the provisions of the ESPP, determine eligibility and adjudicate all disputes arising under the ESPP, determine the terms and conditions of any right to purchase shares under the ESPP, establish rules and appoint agents for proper administration of the ESPP, amend outstanding rights to purchase shares under the ESPP, and generally make any other determination or take any other action the administrator deems necessary or desirable. The Company will pay all reasonable expenses incurred in connection with the administration of the ESPP. Subject to applicable law, no member of the Board or committee will be liable for any action or determination made in good faith in connection with the operation, administration, or interpretation of the ESPP.

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Eligibility and Participation

All employees of the Company and its subsidiaries as designated from time to time by the administrator are eligible to participate in the ESPP, except that the administrator may exclude one or more of the following categories of employees from participating: (i) any employee who has a period of employment with the Company of less than two years (or some shorter period of employment as may be established by the administrator); (b) any employee whose customary employment is less than 20 hours per week (or at the discretion of the administrator a threshold less than 20 hours per week); (c) any employee whose customary employment is less than five months (or at the discretion of the administrator a threshold less than five months) in any calendar year; or (d) any employee who is a “highly compensated employee” as defined in Section 414(q) of the Code (provided that the administrator may also exclude subsets of highly compensated employees to the extent permitted by Section 423 of the Code and the regulations issued thereunder). In addition, any employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, owns stock or holds options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or who, as a result of being granted an option under ESPP, would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, is excluded from participation in the ESPP.

Offering Periods

Generally, there will be two six-month offering periods under the ESPP each calendar year, the first commencing on January 1 and ending on June 30, and the second commencing on July 1 and ending on December 31. The administrator may establish additional or alternative sequential or overlapping offering periods, which may have different durations, but no offering period may exceed 27 months. The first day of each offering period will be the date of grant for that offering period, and the last day of each offering period will be the purchase date for that offering period.

For each offering period, the administrator will establish the maximum number of shares that each participating employee may purchase pursuant to the ESPP. The maximum for each offering period will be the number of shares that is the lesser of (i) the number of shares determined by dividing 12,500 by the fair market value of a share of our Class A Common Stock on the date of grant, or (ii) 50,000 shares. In addition, as required by Section 423 of the Code, no participant will be entitled to purchase shares at a rate that exceeds $25,000 in fair market value during any calendar year.

Payroll Deductions and Stock Purchases

Eligible employees may participate in the ESPP only by means of payroll deductions. Payroll deductions with respect to the ESPP may be no less than 1% nor more than 10% (or such greater percentage established by the administrator before an offering begins) of the participant’s base compensation (as defined in the ESPP). Payroll deductions are accumulated during the offering period as part of the general funds of the Company. Interest will not be paid on any such payroll deductions, unless the administrator elects to make interest payments to all participants on a non-discriminatory basis.

During an offering period, a participant may elect to decrease the amount to be withheld as many times as desired or to stop further withholding. Any change will be effective on the first day of the first pay period that is at least seven days after such notice is received; however, no change in withholding is permitted during the last 30 days of an offering period.

So long as a participant is enrolled, such participant will automatically exercise the option to acquire the number of whole shares on the purchase dates that may be purchased with such participant’s accumulated payroll deductions at a purchase price per share equal to 85% of the lesser of (i) the closing selling price per share of

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Class A Common Stock on the first day of the offering period (i.e., the date of grant) or (ii) the closing selling price per share of Class A Common Stock on the last day of the offering period (i.e., the purchase date), provided that such number of whole shares purchased on such purchase date may not exceed the number of shares subject to such participant’s option. Any portion of an option remaining unexercised will expire at the end of the offering period.

Any cash balance remaining in participant’s account following purchase of the shares on the purchase date will be refunded to the participant as soon as practicable after such purchase date, provided, however, that the Company may establish procedures whereby cash amounts less than the amount necessary to purchase a whole share may be retained in the participant’s account and applied toward the purchase of shares in a subsequent offering period.

Holding Period

The compensation committee of the Board may, in its discretion, impose a minimum holding period on shares purchased under the ESPP, during which each participant’s right to transfer or otherwise dispose of shares will be restricted for a specified period of time, unless such holding period is prohibited by applicable law. The holding period will commence on the purchase date and will continue for a period established by the compensation committee of the Board, but not beyond the later of the second anniversary of the date of grant or the first anniversary of the purchase date. Any such holding period may be imposed for all shares purchased during a particular offering period.

Enrollment and Withdrawal

In order to participate in the ESPP, an eligible employee must enroll by completing an enrollment form not later than three days before the first day of the offering period. An eligible employee who has not enrolled by such date may not participate in an offering period, but will, if still eligible, be able to participate in subsequent offering periods. Once enrolled, a participant’s enrollment carries forward to each subsequent offering period until the participant’s employment ends or the participant withdraws from participation.

A participant may withdraw from an offering period at any time up to 15 days (or such other period established by the administrator) prior to the end of the offering period. Once withdrawn, a participant may not again participate in the offering period in which they withdrew. Withdrawing does not waive the participant’s right to participate in future offering periods. Upon withdrawal, a participant’s accumulated payroll deductions will be returned as soon as practicable, without interest (unless otherwise determined by the administrator).

Effect of Termination of Employment

In the event of a participant’s termination of employment for any reason (including for retirement, disability, or death) or failure to remain eligible to participate in the ESPP, any payroll deductions credited to such participant’s account and not previously used to purchase shares will be returned to the participant as soon as practicable, without interest (unless otherwise determined by the administrator).

Stockholder Rights

No participant will have any rights as a stockholder of the Company with respect to any shares subject to an option under the ESPP until (i) the option has been validly exercised, (ii) full payment has been made for the shares, and (iii) the shares have been actually delivered to the participant.

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Non-Transferability

Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged, or otherwise disposed of in any way other than by will or the law of descent and distribution. A participant may designate a beneficiary, however, who will receive any shares and/or cash owed to the participant following the participant’s death.

Adjustments

In the event a change is made to the Company’s Common Stock by reason of a stock split, stock dividend, recapitalization, recombination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the administrator will make appropriate adjustments to (i) the maximum number and class of securities issuable under the ESPP and (ii) the number and class of securities and price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

Corporate Transactions

In the event of a corporate transaction (such as a merger or other acquisition of the Company), the Board, in its sole discretion, may arrange for the acquiring corporation to assume the Company’s rights and obligations under the ESPP. If no such arrangement is made, the ESPP will terminate and all outstanding options will terminate to the extent they are not exercised as of the date of the corporate transaction. In the event of such termination, the payroll deductions not previously used to purchase shares will be returned to the participant, without interest (unless otherwise determined by the administrator).

Tax Matters

Each participant in the ESPP is responsible for all federal, state, local or other taxes of any nature imposed by applicable law in connection with the purchase of stock under the ESPP. If the administrator determines that the Company is required to withhold taxes in connection with the purchase of stock under the ESPP, then the Company will be authorized to withhold and pay such tax out of any shares purchased by the participant or from the participant’s salary or any other funds otherwise payable to the participant, or, prior to and as a condition of exercising such option, the Company may require that the participant pay to it in cash the amount of any such tax which the administrator, in good faith, determines is required to be withheld.

Participants are encouraged to consult with their personal tax advisors regarding the impact of any purchase or disposition of stock pursuant to the ESPP.

Amendment and Termination

The ESPP will terminate on October 31, 2033, unless earlier terminated by the Board or at such time as all available shares under the ESPP have been issued. Following any such termination, no further purchase rights may be granted under the ESPP, but such termination will not affect any purchase rights granted prior to such termination.

The Board generally may amend, suspend, or terminate the ESPP without stockholder approval. However, it may not amend the ESPP without stockholder approval for any amendment that would: (a) increase the aggregate number of shares that may be issued pursuant to the ESPP, (b) change the formula by which the number of shares which any participant may purchase is determined, or (c) make any other material change for which stockholder approval is required by the rules of the principal stock exchange or market on which the Company’s stock is then traded.

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Section 423 of the Code and regulations promulgated thereunder may also impose stockholder approval requirements in connection with certain amendments to the ESPP.

Summary of Federal Income Tax Consequences of the ESPP

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the ESPP and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. ESPP participants should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

The ESPP is intended to qualify as an “employee stock purchase plan” under the provisions of Section 423 of the Code. Under such a plan, no taxable income is recognized by a participant either at the time a right is granted to purchase shares under the ESPP or at the time shares are purchased thereunder. The amounts deducted from a participant’s pay to purchase shares under the ESPP will be included in the participant’s compensation income and subject to all taxes normally applicable to compensation income, including federal, state and local income taxes and social security taxes. A participant will recognize income or loss in the year in which a sale or other disposition is made of the shares purchased under the ESPP as described below.

If a participant disposes of shares acquired under the ESPP more than two years after the grant date (which for each offering period is the first day of that offering period) and more than one year after the purchase date (which is generally the last day of the offering period), or if a participant dies while owning such shares, then upon such qualifying disposition or death, the participant will recognize ordinary income subject to federal income tax equal to the lesser of (a) the excess of the fair market value of the stock on the date of the qualifying disposition or death over the purchase price and (b) the excess of the fair market value of the stock on the grant date over the exercise price. The federal long-term capital gain tax rate will apply to the excess, if any, of the amount realized upon the disposition over the sum of the purchase price and the amount of ordinary income recognized upon disposition. If a qualifying disposition produces a loss (the value of the shares on the date of disposition is less than the purchase price), no ordinary income will be recognized and federal long-term capital loss will apply, provided that the disposition involves certain unrelated parties.

If a participant disposes of the shares within two years after the grant date or within one year after the purchase date (other than by transfer to the participant’s estate or transfer by bequest or inheritance upon the death of a participant while owning shares) a “disqualifying disposition” will have occurred. Upon a disqualifying disposition, the difference between the fair market value of the shares on the date of purchase and the purchase price will be taxed to the participant as ordinary income and will be deductible by us (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code (as discussed below), and the satisfaction of a tax reporting obligation). The difference, if any, of the amount realized upon the disposition over the market value of the shares on the date of purchase will be taxed as long-term or short-term capital gain or loss, depending on the holding period and the market value of the shares on the date of disposition.

Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any of our covered employees in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, and our three other most highly compensated officers, and any individual who was a covered employee for any taxable year beginning after December 31, 2016, and, for any taxable year beginning after December 31, 2026, our next five highest-compensated employees. Compensation attributable to awards under the ESPP, either on its own or when

FLYEXCLUSIVE • 2025 Proxy Statement 33

combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of those present in person or by proxy. Abstentions will have the same effect as a vote against this proposal. Broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the approval of the ESPP Amendment.

FLYEXCLUSIVE • 2025 Proxy Statement 34

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit and Risk Committee of the Board has appointed Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. The Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of the appointment of Elliot Davis is not required, the Company values the opinions of its stockholders and believes that stockholder ratification of the appointment is a good corporate governance practice.

Elliott Davis also served as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2024. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as the Company's auditors, providing audit and non-audit related services. A representative of Elliott Davis is expected to virtually attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Elliott Davis is not ratified by the stockholders, the Audit and Risk Committee will consider this fact when it appoints the independent auditors for subsequent fiscal years. Even if the appointment of Elliott Davis is ratified, the Audit and Risk Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the best interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power present in person or by proxy. Abstentions will have the same effect as a vote against this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Elliott Davis, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the ratification of the appointment of Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

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Report of the Audit and Risk Committee of the Board of Directors

The Audit and Risk Committee has reviewed flyExclusive’s audited financial statements for the fiscal year ended December 31, 2024 and has discussed these financial statements with management and flyExclusive’s independent registered public accounting firm. The Audit and Risk Committee has also received from, and discussed with, flyExclusive’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit and Risk Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and SEC.

flyExclusive’s independent registered public accounting firm also provided the Audit and Risk Committee with a formal written statement required by applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and flyExclusive, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit and Risk Committee concerning independence. In addition, the Audit and Risk Committee discussed with the independent registered public accounting firm its independence from flyExclusive.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit and Risk Committee recommended to the Board that the audited consolidated financial statements be included in flyExclusive’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Michael S. Fox (Chair)

Frank B. Holding Jr.

Peter B. Hopper

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Independent Registered Public Accounting Firm Fees and Other Matters

Aggregate fees billed for professional services rendered by Elliott Davis, PLLC for the years ended December 31, 2024 and 2023 were as follows:

	2024	2023

Audit Fees	$1,495,000	$1,500,000
Audit Related Fees	—	—
Tax Fees	$490,000	$500,000
Total Fees	$1,985,000	$2,000,000

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Elliott Davis. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of non-audit services by Elliott Davis is compatible with maintaining the principal accountant’s independence for the period of time during which it has served as our independent auditor.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On December 27, 2023, the Board approved the engagement of Elliott Davis as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2023. Accordingly, Marcum LLP (“Marcum”), EGA’s independent registered public accounting firm prior to the Business Combination, was informed that it would be dismissed and replaced by Elliott Davis as the Company’s independent registered public accounting firm.

Marcum’s report on the Company’s balance sheets as of December 31, 2022 and 2021, the related consolidated statements of income, stockholders’ deficit and cash flows for the year ended December 31, 2022 and for the period from January 28, 2021 (inception) through December 31, 2021 and the related notes (collectively, the “EGA financial statements”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the substantial doubt about the Company’s ability to continue as a going concern.

During the period from January 28, 2021 (inception), through December 31, 2022, and subsequent interim periods through December 27, 2023, there were no disagreements between EGA and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report covering such period.

During the period from January 28, 2021 (inception) through December 31, 2022, and the interim period through December 27, 2023, neither the Company or anyone acting on its behalf consulted Elliott Davis with respect to

FLYEXCLUSIVE • 2025 Proxy Statement 37

either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Elliott Davis that Elliott Davis concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Corporate Governance

General

The Company's business and affairs are managed under the direction of its Board. The Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for its Audit and Risk Committee, Compensation Committee, and Nominating and Corporate Governance Committee to assist it in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access the current Committee charters, Corporate Governance Guidelines, and Code of Business Conduct and Ethics in the “Governance Documents” section under the “Governance” section of the “Investors” page of the Company's website located at www.flyexclusive.com, or by writing to the Secretary at the Company's offices at 2860 Jetport Road, Kinston, North Carolina 28504.

Board Composition

As part of the Business Combination, EGA ( now flyExclusive), Mr. Segrave Jr., in his personal capacity and as custodian for shares of Class B common stock held in trusts for his children, and the Sponsor, entered into a Stockholders’ Agreement, pursuant to which Mr. Segrave Jr. (in his personal and custodial capacities) and the Sponsor agreed to vote each of their respective securities of flyExclusive that may be voted in the election of flyExclusive’s directors for two members nominated by the Sponsor. At this time, those two Sponsor nominees are Gregg S. Hymowitz and Gary Fegel.

In the event the Sponsor ceases, collectively, to own voting stock of the Company bearing at least: (A) 15% of the aggregate outstanding voting power of the Company, the Sponsor shall only be entitled to nominate one member of the Board as of the date Sponsor ceases to hold the aforementioned requisite securities of the Company; and (B) 5% of the aggregate outstanding voting power of the Company, the Sponsor shall no longer be entitled to nominate any members of the Board as of such date.

Board Diversity

We are committed to fostering an environment of diversity and inclusion, including among the members of our Board of Directors. Therefore, while the Board has not adopted a formal diversity policy, in considering director nominees, the Nominating and Governance Committee considers candidates who represent a mix of backgrounds and a diversity of gender, race, ethnicity, age, background, professional experience and perspectives that enhance the quality of the deliberations and decisions of our Board, in the context of both the perceived needs of the structure of our Board and the Company’s business and structure at that point in time.

Director Independence

By virtue of the combined voting power of the former equityholders of LGM who hold more than 50% of the total voting power of our shares of outstanding capital stock, we qualify as a “controlled company” within the meaning

FLYEXCLUSIVE • 2025 Proxy Statement 38

of the corporate governance standards of the NYSE American. Under these rules, a listed company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements that (i) a majority of our Board consist of independent directors, (ii) we have a compensation committee composed entirely of independent directors and (iii) we have a nominating/corporate governance committee composed entirely of independent directors.

We are relying on all three of these exemptions. As a result, our Board does not consist of a majority of independent directors, we do not have a compensation committee consisting entirely of independent directors, and we do not have a nominating/corporate governance committee that is composed entirely of independent directors.

The Board undertook a review of the independence of the directors and considered whether any director has a material relationship with the Company that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. The Board has affirmatively determined that Mr. Michael S. Fox, Frank B. Holding, Jr. and Peter Hopper are each an “independent director,” as defined under the rules of the NYSE American. In making this determination, the Board considered the current and prior relationships that each of those three directors has with our

Company and all other facts and circumstances the Board deemed relevant in determining their independence.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for carrying out the responsibilities delegated by the Board relating to the Company's director nomination process and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may retain and obtain the advice and assistance of outside counsel and such other advisors as it deems necessary. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.

The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that nominees must meet in order to be recommended to the Board of Directors, but rather the Board believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. The Nominating and Corporate Governance Committee conducts appropriate inquiries into the backgrounds and qualifications of possible nominees and investigates and reviews each proposed nominee’s qualifications for service on the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names and addresses of the recommended individuals, together with appropriate biographical information and background materials, along with a description of any direct or indirect material interest in any material contract or agreement with the Company to the Nominating and Corporate Governance Committee, c/o Secretary, flyExclusive, Inc., 2860 Jetport Road, Kinston, North Carolina 28504.

The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. It is the policy of the Nominating and Corporate Governance Committee that candidates recommended by stockholders will be given appropriate consideration in the same manner as other candidates. The procedure for submitting candidates for consideration by the Nominating and Corporate Governance Committee for election at our 2025 annual meeting is described under “Stockholder Proposals.” In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the

FLYEXCLUSIVE • 2025 Proxy Statement 39

Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and interested parties and for providing copies or summaries to the directors as he or she considers appropriate.

Communications are forwarded to the Board or individual directors, as applicable, if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, flyExclusive, Inc., 2860 Jetport Road, Kinston, North Carolina 28504.

Board Leadership Structure and Role in Risk Oversight

While management is responsible for managing the day-to-day issues faced by the Company, our Board of Directors has an active role in the oversight of the Company’s risk management efforts. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board’s appetite for risk. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.

The Board also relies on its committees for specific risk oversight. In particular, the Audit Committee oversees risk related to our accounting, tax, financial and public disclosure processes, as well as risks associated with our financial assets. The Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company.

In order to promote open discussion among non-employee directors, our Board of Directors has a policy of regularly conducting executive sessions of non-employee directors at scheduled meetings and at such other times requested by any non-employee director. In December 2023, Michael S. Fox was selected by the Board to serve as lead independent director. As lead independent director, Mr. Fox provides valuable leadership to the independent directors, presides over meetings and sessions of the independent directors, and advises the Board on matters where there may be an actual or perceived conflict of interest.

Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Mr. Segrave Jr. serves as our Chief Executive Officer and our Board appointed him as chairman of the Board in December 2023.

FLYEXCLUSIVE • 2025 Proxy Statement 40

Code of Ethics and Conflict of Interest Policy

The Company has a written Code of Ethics and Conflict of Interest Policy that applies to its directors, officers and employees, as well as to directors, officers and employees of each subsidiary. A current copy of the Code is posted on the Company's website, www.flyexclusive.com under the “Governance” section of the “Investors” page. In addition, the Company intends to post on its website all disclosures that are required by law or NYSE American listing standards concerning any amendments to, or waivers from, any provision of the Code.

Insider Trading and Anti-Hedging Policies

The Board has adopted an Insider Trading Policy, which applies to all of the employees, directors, executive officers and their assistants and consultants. The policy applies to all transactions in the Company’s securities, including common stock, options to purchase common stock, and any other securities the Company may issue from time to time, such as preferred stock, warrants or convertible debentures, as well as to derivative securities relating to the Company’s stock, such as exchange-traded options, whether or not issued by the Company. The policy strongly discourages hedging the Company’s Common Stock by selling it short or otherwise.

Compensation Recovery Policy

The Board has adopted a Clawback Policy intended to comply with the final clawback rules adopted by the SEC pursuant to Section 10D and Rule 10D-1 of the Exchange Act, and the related NYSE listing requirements (together, the “Final Clawback Rules”) The Clawback Policy requires the Company to recover reasonably promptly any erroneously awarded compensation received by current and former executive officers (as defined in the Clawback Policy) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Company may recoup from current or former executive officers erroneously awarded compensation received within a look-back period of the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement. A copy of the policy was filed as Exhibit 97 to our Annual Report on Form 10-K, filed with the SEC on May 1, 2024.

Attendance by Members of the Board of Directors at Meetings

During the fiscal year ended December 31, 2024, each of our current directors attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which he served.

Under the Corporate Governance Guidelines, which are available on the Company's website at www.flyexclusive.com (in “Governance Documents” under the “Governance” section of the “Investors” page), a director is expected to spend the time and effort necessary to properly discharge his responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

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Committees of the Board

The Board has established an Audit and Risk Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee each of which operates under a written charter that has been approved by the Board.

The members of each of the Board committees and committee Chairpersons as of November 17, 2025, are set forth in the following chart.

Name	Audit and Risk	Compensation	Nominating and Corporate Governance	Safety
Thomas James Segrave Jr.			X
Gary Fegel
Michael S. Fox	Chairperson			X
Frank B. Holding Jr.	X	X	Chairperson	X
Peter B. Hopper	X	Chairperson	X
Gregg S. Hymowitz
Thomas J. Segrave, Sr.		X	X	Chairperson

Audit and Risk Committee

The Board has a separately designated standing Audit and Risk Committee which consists of Michael S. Fox, Frank B. Holding Jr. and Peter B. Hopper, with Mr. Fox serving as Chairperson since December 2023. The Board has determined that Mr. Fox qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K and that each member of the Audit and Risk Committee is independent for purposes of NYSE American rules and is able to read and understand fundamental financial statements.

Our Audit and Risk Committee’s responsibilities include:

•
selecting and retaining an independent registered public accounting firm to act as the Company’s independent auditors for the purpose of auditing the Company’s annual financial statements, books, records, accounts and internal controls over financial reporting;
•
setting the compensation of, overseeing the work done by and terminating, if necessary, the Company’s independent auditors;
•
selecting, retaining, compensating, overseeing and terminating, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company;
•
determining, in its capacity as a committee of the Board, appropriate funding for the payment of compensation to the Company’s independent auditors and any other accounting firm engaged to perform services for the Company;
•
approving audit engagement fees and terms, and pre-approving all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors or other registered public accounting firms;
•
establishing policies and procedures for the pre-approval of permitted services by the Company’s independent auditors and other registered public accounting firms on an ongoing basis;

FLYEXCLUSIVE • 2025 Proxy Statement 42

•
obtaining and reviewing, at least annually, a report by the Company’s independent auditors that describes (1) the accounting firm’s internal quality control procedures, (2) any issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board (“PCAOB”) review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues, and (3) all relationships between the firm and the Company or any of its subsidiaries; and discussing with the independent auditors this report and any relationships or services that may impact the objectivity and independence of the auditors;
•
evaluating, at least annually, the qualifications, performance and independence of the Company’s independent auditors, including the evaluation of the lead audit partner, and to assure the regular rotation of the lead audit partner at the Company’s independent auditors and consider regular rotation of the accounting firm serving as the Company’s independent auditors;
•
reviewing and discussing with the Company’s independent auditors (1) the auditors’ responsibilities under generally accepted auditing and PCAOB standards and the responsibilities of management in the audit process, (2) the overall audit strategy, (3) the scope and timing of the annual audit, (4) any significant risks identified during the auditors’ risk assessment procedures and (5) when completed, the results, including significant findings, of the annual audit;
•
reviewing and discussing with the Company’s independent auditors and management (1) any audit problems or difficulties, including difficulties encountered by the Company’s independent auditors during their audit work (such as restriction on the scope of their activities or their access to information), (2) any significant disagreement with management, and (3) management’s response to these problems, difficulties, or disagreements; and resolving any disagreements between the Company’s auditors and management;
•
reviewing with management and the Company’s independent auditors: any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles; any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effects of alternative GAAP methods; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements;
•
reviewing with management and the Company’s independent auditors the adequacy and effectiveness of the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s processes, controls and procedures and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such processes, controls and procedures, and reviewing and discussing with management and the Company’s independent auditors disclosure relating to the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures, and the independent auditors’ report on the effectiveness of the Company’s internal control over financial reporting;
•
reviewing and discussing with the Company’s independent auditors any other matters required to be discussed by the PCAOB’s Auditing Standards, including (a) any new accounting pronouncements; and (b) PCAOB Auditing Standards No. 1301, Communications with Audit Committees, which relates to the conduct of the audit, including any difficulties encountered in the course of the audit work, restrictions on the scope of activities or access to requested information, and any significant disagreements with management, and management’s response;

FLYEXCLUSIVE • 2025 Proxy Statement 43

•
reviewing and discussing with the Company’s independent auditors and management the Company’s annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s annual report on Form 10-K before the Form 10-K is filed;
•
recommending to the Board that the audited financial statements be included in the Company’s Form 10- K and produce the audit committee report required to be included in the Company’s proxy statement;
•
reviewing and discussing with the Company’s independent auditors and management the Company’s quarterly financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s quarterly report on Form 10-Q before the Form 10-Q is filed;
•
ensuring internal audit services functionally reports to the Committee;
•
selecting and retaining services of internal audit providers, if outsourced, and to conduct annual performance reviews of in-house internal audit providers;
•
reviewing, discussing with the Company’s independent auditors, and approving the functions of the Company’s internal audit provider or department, including its purpose, authority, organization, responsibilities, budget, staffing and performance;
•
reviewing the scope, performance and results of such department’s internal audit plans, including any reports to management and management’s response to those reports;
•
reviewing and discussing with management and the Company’s independent auditors: the Company’s earnings press releases, including the type of information to be included and its presentation and the use of any pro forma, adjusted or other non-GAAP financial information; and any financial information and earnings guidance provided to analysts and ratings agencies; including the type of information to be disclosed and type of presentation to be made;
•
setting clear Company hiring policies for employees or former employees of the Company’s independent auditors that participated in any capacity in any Company audit;
•
establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;
•
reviewing the Company’s compliance with applicable laws and regulations and to review and oversee the Company’s policies, procedures, and programs designed to promote and monitor legal and regulatory compliance;
•
reviewing, approving and overseeing any transaction and any other potential conflict of interest situations between the Company and any related person (as defined in Item 404 of Regulation S-K), other than any compensation arrangements reviewed and approved by the Compensation Committee of the Board or a duly authorized Subcommittee;
•
reviewing and discussing with management and the internal audit provider or department the risks faced by the Company and the policies, guidelines and processes by which management assesses and manages the Company’s risks, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
•
approving the Company’s risk management framework and periodically review and evaluate the adequacy and effectiveness of such framework;
•
approving a statement or statements defining the Company’s risk appetite, monitor the Company’s risk profile and provide input to management regarding the Company’s risk appetite and risk profile;
•
overseeing management’s implementation and management of, and conformance with, the Company’s significant risk management policies, procedures, limits and tolerances;

FLYEXCLUSIVE • 2025 Proxy Statement 44

•
approving any and all significant changes, additions or deletions to the Company’s risk management framework and function
•
receiving from members of management, and other officers or employees as appropriate, periodic reports on, and reviews of, the Company’s risk management framework and risk management programs and their results. The subject of such reports will include, but not be limited to:
a.
Funds management;
b.
Capital planning and management;
c.
Investment portfolios; and
d.
Plans and risks associated with information technology and management information systems including information security and business recovery planning); and
e.
discussing with management the Company’s major risk exposures and review the steps management has taken to identify, monitor and control such exposures;
•
reviewing the independence, authority and adequacy of the risk management function and ensuring that the senior–level risk management officers have sufficient stature, authority and seniority, and resources to carry out such officers’ responsibilities;
•
coordinating and sharing information with, or receiving information from, other Board committees concerning risk management matters within such other committees’ respective areas of oversight and responsibility; and
•
performing any other activities, including delegating its authority to one or more subcommittees or to management in furtherance of its responsibilities, consistent with its charter, the Company’s bylaws and governing law, as the committee or the Board deems necessary or appropriate or as required by law or regulation.

The Audit and Risk Committee charter is available on the Company's website, located at www.flyexclusive.com, in “Governance Documents” under the “Governance” section of the “Investors” page of the website.

Compensation Committee

The Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. The members of the Compensation Committee are Frank B. Holding Jr., Peter B. Hopper and Thomas J. Segrave Sr., with Mr. Hopper serving as Chairperson since December 2023.

In fulfilling its purpose, the Compensation Committee has the following principal duties:

•
reviewing and approving annually the corporate goals and objectives applicable to the compensation of the CEO, evaluating at least annually the CEO’s performance in light of those goals and objectives, and determining and approving the CEO’s compensation level based on this evaluation;
•
reviewing and approving the compensation of all other executive officers;
•
reviewing, approving and, when appropriate, recommending to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending such plans for approval by the shareholders of the Company, which includes the ability to adopt, amend and terminate such plans;
•
administering the Company’s incentive compensation plans and equity-based plans, including designation of the employees to whom the awards are to be granted, the amount of the award or equity to be granted and the terms and conditions applicable to each award or grant, subject to the provisions of each plan;
•
reviewing, approving and, when appropriate, recommending to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in

FLYEXCLUSIVE • 2025 Proxy Statement 45

connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans;
•
reviewing the Company’s incentive compensation arrangements to determine whether they encourage fraud or excessive risk-taking, reviewing and discussing at least annually the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk;
•
reviewing and recommending to the Board for approval the frequency with which the Company will conduct shareholder advisory votes on executive compensation;
•
reviewing and approving the proposals regarding the shareholder advisory votes on executive compensation and the frequency of the shareholder advisory votes on executive compensation to be included in the Company’s proxy statement;
•
reviewing director compensation for service on the Board and Board committees at least once a year and recommending any changes to the Board;
•
reviewing and discussing with management the Company’s Compensation Discussion and Analysis (“CD&A”) and the related executive compensation information, recommending that the CD&A and related executive compensation information be included in the Company’s annual report on Form 10-K and proxy statement, and producing the compensation committee report on executive officer compensation required to be included in the Company’s proxy statement or annual report on Form 10-K; and
•
performing any other activities, including delegating its authority to one or more subcommittees or to management in furtherance of its responsibilities, consistent with its charter, the Company’s bylaws and governing law, as the committee or the Board deems necessary or appropriate or as required by law or regulation.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on the Company's website at www.flyexclusive.com, in “Governance Documents” under the “Governance” section of the “Investors” page, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

Nominating and Corporate Governance Committee

The members of the Compensation Committee are Frank B. Holding Jr. and Peter B. Hopper, Thomas J. Segrave, Sr. and Thomas J. Segrave Jr., with Mr. Holding Jr. serving as Chairperson since December 2023. The Nominating and Corporate Governance Committee’s responsibilities include:

•
determining the qualifications, qualities, skills, and other expertise required to be a director and developing criteria to be considered in selecting nominees for director (the “Director Criteria”);
•
identifying and screening individuals qualified to become members of the Board, consistent with the Director Criteria;
•
recommending to the Board the nominees to be submitted to a shareholder vote at the Annual Meeting;
•
if a vacancy on the Board occurs, identifying, selecting and recommending to the Board candidates to fill such vacancy either by election by shareholders or appointment by the Board;
•
developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, reviewing these principles at least once a year and recommending any changes to the Board.

FLYEXCLUSIVE • 2025 Proxy Statement 46

•
developing, subject to approval by the Board, a process for an annual evaluation of the Board and its committees and overseeing the conduct of this annual evaluation.
•
developing and recommending to the Board for approval standards for determining whether a director has a relationship with the Company that would impair his or her independence;
•
reviewing and approving the disclosures regarding corporate governance, the operations of the committee and director independence required by the rules of the SEC to be included in the Company’s Annual Report on Form 10-K or proxy statement; and
•
performing any other activities, including delegating its authority to one or more subcommittees or to management in furtherance of its responsibilities, consistent with its charter, the Company’s bylaws and governing law, as the committee or the Board deems necessary or appropriate or as required by law or regulation.

The Nominating and Corporate Governance Committee charter is available on the Company's website, www.flyexclusive.com, in “Governance Documents” under the “Governance” section of the “Investors” page. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or to consider director candidates recommended by the stockholders.

Equity Compensation Plans

The following table provides, as of December 31, 2024, equity compensation plan information for all plans under which equity securities are authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted- average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected under column (a)) (c)

Equity compensation plans approved by security holders	4,800,000	$2.78	1,200,000
Equity compensation plans not approved by security holders	NA	NA	NA
Total	4,800,000	$2.78	$1,200,000

Our 2023 Equity Incentive Plan (the “2023 Plan”) became effective on December 27, 2023, after its approval by our stockholders on December 7, 2023. See Proposal 2 “Approval of an Amendment to the Company’s 2023 Equity Incentive Plan to Increase the Number of Shares Reserved Thereunder from 6,000,000 to 15,000,000 Shares” for the proposed increase in shares reserved under the 2023 Plan.

See “Propsal

FLYEXCLUSIVE • 2025 Proxy Statement 47

Executive and Director Compensation

Executive Compensation

This section discusses the material components of the executive compensation program for our principal executive officer and our three other most highly compensated persons serving as executive officers as of December 31, 2024. These executives, who continue to serve in these positions, are referred to as the “named executive officers.” We paid no compensation to our directors in 2023 or 2024. EGA paid no compensation to its executive officers or its directors in 2023.

In fiscal year 2024, flyExclusive’s “named executive officers” and their positions were as follows:

•
Thomas James (“Jim”) Segrave Jr., Founder, Chairman of the Board and Chief Executive Officer (the “CEO”);
•
Matthew Lesmeister, Chief Operating Officer;
•
Bradley ("Brad") G. Garner, Chief Financial Officer; and
•
Michael (“Mike”) Guina, Chief Operating Officer.

Summary Compensation Table

The table below shows compensation of flyExclusive’s named executive officers for the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)		Total ($)

Jim Segrave, Founder, Chairman of the Board and Chief Executive Officer	2024	$8,500,000	—	$244,699	(1)	$8,744,699
	2023	—	—	$8,770,917	(2)	$8,770,917

Matthew Lesmeister, Chief Operating Officer(3)	2024	$258,676	—	$16,816	(4)	$275,492

Mike Guina, Chief Operating Officer	2024	$397,919	—	$632	(5)	$398,551
	2023	$342,500	$1,210	$19,138	(6)	$362,848

Brad Garner, Chief Financial Officer(7)	2024	$135,418	—	$9	(8)	$135,427

(1)
Reflects $172,749 incremental cost to LGM with respect to Mr. Segrave’s use of 86.2 hours of flight time on LGM’s aircraft in fiscal year 2024 and $71,950 for health and life insurance related benefits.
(2)
Reflects $8,500,000 in distributions from LGM to Mr. Segrave in lieu of salary for his service as CEO in 2023, $25,684 in tuition payments for Mr. Segrave’s children, $220,139 incremental cost to LGM with respect to Mr. Segrave’s use of 120.4 hours of flight time on LGM’s aircraft in fiscal year 2023 and $25,094 for health and life insurance related benefits.
(3)
Mr. Lesmeister began employment as Executive Vice President in May 2024, became Chief Financial Officer in June 2024 and became Chief Operating Officer on September 26, 2024.
(4)
Includes payments for Mr. Lesmeister's moving expenses of $16,730 and health and life insurance related benefits.
(5)
Includes payments and per diems related to Mr. Guina's service as a pilot for LGM from time to time and health and life insurance related benefits.
(6)
Reflects $6,089 in payments and per diems related to Mr. Guina’s service as a pilot for LGM from time to time and $13,049 in health and life insurance related benefits.
(7)
Mr. Garner began employment on September 9, 2024 and became Chief Financial Officer on September 26, 2024.
(8)
Includes payments related to Mr. Garner’s health and life insurance related benefits.

FLYEXCLUSIVE • 2025 Proxy Statement 48

Narrative to Summary Compensation Table

Base Salaries

The named executive officers receive their respective base salaries to compensate them for services rendered to LGM (other than in 2023 and 2024 with respect to Mr. Segrave Jr., who received distributions from LGM in lieu of a base salary). The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

The 2024 base salaries for Messrs. Lesmeister, Garner, and Guina were each $500,000 per the terms of their respective employment agreements. Under the terms of Mr. Segrave’s employment agreement, he is entitled to receive distributions from LGM in the amount of $8,500,000, which are recorded as salary expense.

Annual Incentive Cash Bonuses

Pursuant to the terms of their employment agreements, Messrs. Segrave, Lesmeister, Garner, and Guina have the opportunity to earn annual a discretionary non-equity incentive bonus, equal to 100%, in the case of Mr. Segrave, and equal to 50%, in the case of Messrs. Lesmeister, Garner, and Guina, of their base salary, based upon the achievement of certain objectives set each year, half of which objectives are for the Company and the other half are objectives set for the officer. The extent to which these goals are met will determine the amount of the non-equity bonus that each named executive officer receives.

Long-Term Equity Incentives

In September 2024, pursuant to the terms of their employment agreements, we granted to each of Mr. Lesmeister, Mr. Garner, and Mr. Guina an option to purchase 1,600,00 shares of our Class A Common Stock with an exercise price of $2.78 per share. Thereafter, pursuant to the terms of their employment agreements and provided that they remain on our employment, we will grant them each an option to purchase 800,000 shares of Class A Common Stock on each of September 26, 2025 and 2026, the first and second anniversaries of their employment, subject to approval by our Board.

Pursuant to the terms of their employment agreements, Mr. Lesmeister, Mr Garner, and Mr. Guina will each be entitled to receive up to $250,000 in each calendar year through a long-term incentive plan (the “LTIP”), subject to the Board’s approval of the LTIP.

Other Elements of Compensation

Retirement Plan

The named executive officers are eligible to participate in a 401(k) retirement savings plan maintained by LGM. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. In 2023, contributions made by participants, including the named executive officers, in the 401(k) plan were 50% matched by LGM up to 8% of the employee’s compensation. These matching contributions are generally unvested as of the date on which the contribution is made, and vest 20% over a five-year period, subject to continued service.

FLYEXCLUSIVE • 2025 Proxy Statement 49

Employee Benefits

LGM provides benefits to its named executive officers on the same basis as provided to all of its employees, including health, dental and vision insurance; life insurance; accidental death insurance, and dismemberment insurance; and disability insurance.

Aircraft Use

LGM’s executive officers use its aircraft for flights directly related to their business duties. LGM also allows some executive officers to use its aircraft for personal benefit. Certain executive officers are allocated a specific number of flight hours on an annual basis while other executive officers are granted flight hours from time to time at the discretion of Mr. Segrave Jr. Flight hours granted to executives may be used by the executive and their immediate family members. The aggregate incremental cost to LGM of Mr. Segrave Jr.’s personal use of its aircraft was $220,139 and $172,749 for 2023 and 2024, respectively. LGM determines the incremental cost of the personal use of its aircraft based on the variable operating costs to LGM, which includes (i) landing, ramp and parking fees and expenses, (ii) crew travel expenses, (iii) aircraft fuel expenses per hour of flight and (iv) incidental expenses. Primarily, LGM’s aircraft are used for business purposes; therefore, fixed costs that do not change based on each usage, such as pilot and crew salaries, lease or purchase costs of aircraft and maintenance costs, are not included in the formula for determining incremental cost. The executive officers incur taxable income for the usage of their granted flight time, calculated in accordance with the tax Standard Industry Fare Level. LGM does not grant bonuses to its executive officers to cover or “gross-up” any income tax owed for use of flight hours for personal benefit. Certain executive officers may also pay for additional flight time in excess of the flight hours allocated to them, based on discounted hourly rates that cover the incremental costs to LGM. Executive officers’ use of personal flight hours is also subject to certain conditions and restrictions, such as minimum notice periods, peak days and minimum daily flight times.

Outstanding Equity Awards at Fiscal Year-End

The following table contains certain information concerning unexercised options for our named executive officers as of December 31, 2024.

Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price	Option Expiration Date

Jim Segrave, Founder, Chairman of the Board and Chief Executive Officer	—	—	—	—

Matthew Lesmeister, Chief Operating Officer	—	1,600,000	$2.78	9/25/2034

Brad Garner, Chief Financial Officer	—	1,600,000	$2.78	9/25/2034

Mike Guina, Chief Commerical Officer	—	1,600,000	$2.78	9/25/2034

Employment Agreements with Our Named Executive Officers

LGM entered into an executive employment agreement with Mr. Segrave, Jr., effective April 1, 2023, with an initial term of five years. Pursuant to his employment agreement, Mr. Segrave, Jr. receives an annual base salary of $8,500,000, which is subject to annual review by the PubCo board of directors (the “PubCo Board”) to determine whether an increase (but not decrease) is warranted. Mr. Segrave, Jr. is eligible to receive an annual cash bonus

FLYEXCLUSIVE • 2025 Proxy Statement 50

of up to 100% of his base salary, as determined by the PubCo Board in its sole discretion, based on the achievement during the applicable year of (i) objectives for LGM as a whole established by the PubCo Board at the beginning of the applicable year and (ii) objectives for Mr. Segrave, Jr. agreed by the PubCo Board and Mr. Segrave, Jr. at the beginning of the applicable year. Mr. Segrave, Jr. must be employed by LGM through December 31 of the applicable year to earn the annual bonus for such year, which bonus (if any) will be paid no later than the following March 15. Mr. Segrave, Jr. is also eligible to participate in all employee benefit plans that LGM makes available to its senior executives from time to time.

If the employment of Mr. Segrave Jr. is terminated (A) by LGM other than by reason of death, disability or “Cause” (including LGM’s non-renewal of the employment agreement), or (B) by Mr. Segrave Jr. for “Good Reason” (as each such term is defined in the employment agreement), LGM shall provide Mr. Segrave Jr. with the following separation benefits: (i) continued payment of Mr. Segrave Jr.’s base salary for a period of 24 months, (ii) an amount equal to two times his target bonus for the year of termination (to be not less than 100% of his base salary), (iii) subject to Mr. Segrave Jr.’s timely election of continued health insurance coverage under COBRA, fully subsidized premiums for such continuation coverage for Mr. Segrave Jr. and his eligible dependents until the earlier of (x) the end of the salary continuation period and (y) the date Mr. Segrave Jr. becomes eligible for group health insurance coverage under another employer’s plan, and (iv) such other or additional benefits, if any, as may be provided under the applicable employee benefit plans, programs and arrangements of LGM. All separation benefits are subject to Mr. Segrave Jr. timely entering into and not revoking a separation and release of claims agreement in favor of LGM and its affiliates. “Good Reason” is defined in the agreement as any material breach of this Agreement by the Company, any material reduction by the Company of Mr. Segrave Jr.’s duties, responsibilities, or authority, a relocation of the Company’s principal place of business to which Mr. Segrave Jr. reports more than 25 miles from its immediately preceding location, or a material reduction in Mr. Segrave Jr.’s annual base salary unless all officers and/or members of the Company’s executive management team experience an equal or greater percentage reduction in annual base salary and/or total compensation.

We entered into employment agreements with each of Mr. Lesmeister, Mr. Garner, and Mr. Guina, effective September 26, 2024, on substantially identical terms. Pursuant to the employment agreements, we will provide each officer with (i) a base salary of $500,000, (ii) a discretionary annual bonus of up to 50% of the base salary, based upon the achievement of certain objectives set each year, half of which objectives for the Company and the other half will objectives set for the officer, (iii) eligibility to receive up to $250,000 in each calendar year through any LTIP that the Board approves, and (iv) the following stock options to purchase shares of Company Class A Common Stock, which vest over three years: 1,600,000 stock options on September 26, 2024, 800,000 stock options on September 26, 2025, and 800,000 stock options on September 26, 2026, in each case subject to Board approval.

Each employment agreement is terminable at any time. The Company may terminate the employee for “Cause” or for “Disability,” each as defined in the employment agreement. The offer may terminate employment for “Good Reason,” as defined in the employment agreement, and which includes a material reduction by the Company of the officer’s duties, responsibilities or authority, a relocation of the Company’s principal place of business to which the officer reports more than 25 miles from its immediately preceding location, and a material reduction in the officer’s annual base salary unless all officers experience an equal or greater percentage reduction in annual salary and/or total compensation.

In the event of the officer’s termination other than for death or Disability or for Cause, (i) the Company will continue to pay to officer his base salary for a period of six months unless the termination occurs at the time of or within the 12 months immediately following a Change in Control (as defined in the Company’s 2023 Equity Incentive Plan) in which case the Company will continue to pay to officer his base salary for a period of 12 months, (ii) if officer timely elects continued health insurance coverage under COBRA, the Company will pay the entire premium necessary to continue such coverage for officer and officer's eligible dependents until the conclusion of the time when officer is receiving continuation of base salary payments or until officer becomes

FLYEXCLUSIVE • 2025 Proxy Statement 51

eligible for group health insurance coverage under another employer's plan, whichever occurs first, provided however that the Company has the right to terminate such payment of COBRA premiums on behalf of officer and instead pay officer a lump sum amount equal to the COBRA premium times the number of months remaining in the specified period if the Company determines in its discretion that continued payment of the COBRA premiums is or may be discriminatory under Section 105(h) of the Code, and (iii) the Company will provide such other or additional benefits, if any, as may be provided under applicable employee benefit plans, programs and/or arrangements of the Company.

Security Ownership of Certain Beneficial Owner and Management

The following table sets forth information regarding beneficial ownership of our Class A Common Stock as of November 17, 2025, by:

•
each person known by us to be the beneficial owner of more than 5% of outstanding shares of our Common Stock;
•
each of our named executive officers and directors that beneficially owns our shares of Common Stock; and
•
all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Voting power represents the combined voting power of shares of Class A common stock and shares of Class B common stock owned beneficially by such person. On all matters to be voted upon, holders of shares of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of Class A common stock and Class B common stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Currently, all of the shares of Class B common stock are

The ownership percentages in the table below are calculated based on (i) 20,199,586 outstanding shares of Class A common stock, (ii) 59,930,000 outstanding shares of Class B common stock, (iii) 59,930,000 outstanding LGM Common Units, (iv) 2,519,869 outstanding publicly traded warrants, (v) 4,333,333 outstanding private placement warrants, and (vi) 6,268,100 August 2024 Warrants, in each case as of July 31, 2025. As explained in footnote (2) below, for purposes of determining the percentage of Class A common stock beneficially owned by each holder, the table assumes that all LGM Common Units, publicly traded warrants and private placement warrants are exercised or exchanged for one share of Class A common stock and that such shares are deemed issued and outstanding and included in the denominator for all holders (to avoid a distorted and potentially misleading presentation of percentage share ownership by holder).

FLYEXCLUSIVE • 2025 Proxy Statement 52

The number of shares owned by each of the 5% owners, executive officers and directors in the table below is based on information available to the Company as of November 17, 2025. There are no known arrangements which may at a subsequent date result in a change in control of the Company.

	Common Stock Beneficially Owned(1) (2)		Class B Common Stock Beneficially owned		Combined Voting

Name and Address of Beneficial Owner	Number	%	Number	%	Power

Executive Officers and Directors(3)
Jim Segrave(4)	59,930,000	63.9%	59,930,000	100%	63.9%
Mike Guina	—	—%	—	—	—%
Bradley G. Garner	—	—%	—	—	—%
Matthew Lesmeister	—	—%	—	—	—%
Zachary M. Nichols	—	—%	—	—	—%
Gary Fegel	—	—%	—	—	—%
Gregg Hymowitz(5)	24,553,145	26.2%	—	—	26.2%
Mike Fox	—	—%	—	—	—%
Peter Hopper	—	—%	—	—	—%
Frank Holding, Jr.	—	—%	—	—	—%
Tom Segrave	—	—%	—	—	—%
All Executive Officers and Directors as a Group (11 individuals)(6)	84,483,145	90.1%	59,930,000	100%	90.1%
Principal Holders of Class A Common
EG Sponsor LLC(6)(10)	12,226,433	13.1%	—	—	13.1%
EnTrust Emerald (Cayman) LP(7)(11)	9,517,808	10.2%	—	—	10.2%
ETG Omni LLC(8)	2,808,904	3.0%	—	—	3.0%
EnTrust Magnolia Partners LP(9)	1,123,562	1.2%	—	—	1.2%

(1)
Includes 6,853,202 shares of Class A Common Stock issuable upon the exercise of the 2,519,869 outstanding publicly traded warrants and 4,333,333 private placement warrants as if such warrants were exercised on November 17, 2025.
(2)
For purposes of determining the percentage of Class A Common Stock beneficially owned by each holder, the table assumes that all LGM Common Unit, publicly traded warrants and private placement warrants are exercised or exchanged for one share of Class A Common Stock and that such shares are deemed issued and outstanding and included in the denominator for all holders (to avoid a distorted and potentially misleading presentation of percentage share ownership by holder).
(3)
Unless otherwise noted, the business address of each of the directors and executive officers listed (other than Gregg Hymowitz) is c/o flyExclusive, Inc., 2860 Jetport Road, Kinston, NC 28504 and the business address of Gregg Hymowitz and each of the entities listed is c/o EnTrust Global, 375 Park Avenue, 24th Floor, New York, NY 10152.
(4)
Class A Common Stock holdings consist of 59,930,000 LGM Common Units, which are exchangeable on a one-for-one basis of Class A Common Stock. Of these LGM Common Units, (i) 57,530,000 LGM Common Units are held directly by Segrave Jr. and (ii) 600,000 LGM Common Units are held through four custodial accounts established for his four children pursuant to the Uniform Transfer to Minor Act for which the Reporting Person is custodian (collectively, the “Trusts”). In addition, Segrave Jr. beneficially owns an aggregate of 59,930,000 shares of Class B Common Stock, which is comprised of the same ownership amounts for Segrave Jr. and the Trusts as the LGM Common Units. From and after December 27, 2024, Segrave Jr. may redeem or exchange one LGM Common Unit for one share of Class A Common Stock or, under certain circumstances, a cash payment based on the value of Class A Common Stock. At the time of any such redemption or exchange, Segrave Jr. would forfeit an equivalent number of shares of Class B Common Stock to the Company. Each share of our Class A Common Stock carries one vote per share and each share of Class B Common Stock carries one vote per share and no economic rights.
(5)
Represents shares beneficially owned by Sponsor, EnTrust Emerald (Cayman) LP and ETG Omni LLC. See footnotes (6), (7), (8), (10) and (11) below.
(6)
EnTrust Global Management GP LLC is the managing member of the Sponsor and as such has voting and investment discretion with respect to the Class A Common Stock held of record by the Sponsor and may be deemed to have shared beneficial ownership (along with EnTrust Global Management GP LLC, GH Onshore GP LLC and our Sponsor) of the Class A Common Stock held directly by the Sponsor. Gregg Hymowitz, one of our directors, is the sole and managing member of GH Onshore GP LLC, which is the managing member of EnTrust Global Management GP LLC, and as a result, may be deemed to have shared beneficial ownership of the common stock held directly by the Sponsor. Each of EnTrust Global Management GP LLC, GH Onshore GP LLC and Gregg Hymowitz disclaims beneficial ownership of such securities except to the extent of its or his pecuniary interest therein. An affiliate of GMF Capital has an

FLYEXCLUSIVE • 2025 Proxy Statement 53

approximately 50% membership interest in the Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(7)
Gregg Hymowitz serves as the Founder and Chief Executive Officer of EnTrust Global, an affiliate of which serves as the general partner of EnTrust Emerald (Cayman) LP, and may be deemed to be the beneficial owner of such shares held by EnTrust Emerald (Cayman) LP. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(8)
Gregg Hymowitz serves as the Founder and Chief Executive Officer of EnTrust Global, an affiliate of which serves as the general partner of ETG Omni LLC, and may be deemed to be the beneficial owner of such shares held by ETG Omni LLC. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(9)
Of these shares, FE Manager LLC (which is not an affiliate of our Company) has sole voting and dispositive power.
(10)
Includes 2,268,100 shares of Class A common stock issuable upon the exercise of the August 2024 and March 2025 Warrants.
(11)
Includes 4,000,000 shares of Class A Common Stock issuable upon the exercise of the August 2024 Warrant. Excludes 5,947,400 shares of Class A Common Stock issuable upon the conversion of shares of Series B Preferred Stock, but which conversion cannot occur until the earlier of December 31, 2025, or the closing of a subsequent capital raise in an amount not less than $25,000,000.

Certain Relationships and Related Person Transactions

Related Person Transactions Policy

We have adopted a written related person transaction policy that will set forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

•
any person who is one of our executive officers or one of our directors;
•
any person who is known by us to be the beneficial owner of more than 5% of our voting shares;
•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting shares, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting shares; and
•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

We also have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our audit and risk committee charter, the audit and risk committee will have the responsibility to review related party transactions.

EGA’s Related Party Transactions

Founder Shares

On January 29, 2021, we issued an aggregate of 5,750,000 of EGA Class B common stock (the “Founder Shares”) to our Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.004 per share. In March 2021, EGA effected a stock dividend resulting in an increase in the total number of shares of EGA Class B common stock outstanding from 5,750,000 to 7,187,500. On May 25, 2021, the Sponsor surrendered an aggregate of 718,750 shares of EGA Class B common stock for no consideration, which were cancelled, resulting in an aggregate of 6,468,750 shares of EGA Class B common stock outstanding and held by the Sponsor. In July 2021, 843,750 of the Founder Shares were forfeited because the underwriters’ over-allotment was not exercised, resulting in a decrease in the total number of shares of EGA Class B common stock outstanding to 5,625,000,

FLYEXCLUSIVE • 2025 Proxy Statement 54

such that the total number of Founder Shares represented 20% of the total number of outstanding shares of EGA Class A and Class B common stock (the EGA Common Stock”). On May 19, 2023, EGA’s stockholders approved a proposal to amend EGA’s organizational documents to extend the deadline by which EGA’s initial business combination must be completed up to five times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Board). Following the approval of the amendment to EGA’s organizational documents, Sponsor elected to convert 5,624,000 of the 5,625,000 Founder Shares into 5,624,000 shares of EGA Class A common stock (the “Converted Shares”), such that the total number of Founder Shares and Converted Shares held by Sponsor represents 57% of the total number of shares of EGA common stock outstanding. The Founder Shares (including the EGA Class A common stock issuable upon conversion thereof) and Converted Shares may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Private Placement Warrants

Our Sponsor purchased an aggregate of 4,333,333 private placement warrants at a price of $1.50 per warrant in a private placement that occurred simultaneously with the closing of our IPO. As such, our Sponsor’s interest in this transaction is valued at $6,500,000. Each private placement warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. The private placement warrants (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until three years after the completion of our initial business combination, except, (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members of our Sponsor, or any affiliates of our Sponsor, as well as affiliates of such members and funds and accounts advised by such members; (b) in the case of an individual, by gift to such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of an initial business combination at prices no greater than the price at which the shares or warrants were originally purchased; (f) in the event of our liquidation prior to the completion of our initial business combination; (g) by virtue of the laws of Delaware or our Sponsor’s limited liability company agreement upon dissolution of our Sponsor; or (h) in the event of our liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that in the case of clauses (a) through (e) or (g) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the Letter Agreement and by the same agreements entered into by our Sponsor with respect to such securities (including provisions relating to voting, EGA trust account matters and liquidation distributions), and they are not redeemable by us so long as they are held by our Sponsor or its permitted transferees.

Pursuant to the Letter Agreement, we will provide a right of first offer to our Sponsor if, in connection with or prior to the Closing, we propose to raise additional capital by issuing any equity securities, or securities convertible into, exchangeable or exercisable for equity securities (other than warrants in respect of working capital loans as described above or to any seller in such business combination).

Related Party Loans

Our Sponsor agreed to loan us up to $300,000 to be used for a portion of the expenses of our IPO. The Company paid the promissory note in full on June 30, 2021. On June 14, 2022, the Sponsor agreed to loan the Company $400,000 pursuant to a new promissory note (the “June 2022 Promissory Note”). On October 6, 2022, the

FLYEXCLUSIVE • 2025 Proxy Statement 55

Sponsor agreed to loan the Company $420,000 pursuant to a new promissory note (the “October 2022 Promissory Note”). On December 14, 2022, the Sponsor agreed to loan the Company $330,000 pursuant to a new promissory note (the “December 2022 Promissory Note”). On March 2, 2023, the Sponsor agreed to loan the Company $250,000 pursuant to new promissory note (the “March 2023 Promissory Note”). On May 8, 2023, the Sponsor agreed to loan the Company $250,000 pursuant to a new promissory note (together with the June 2022 Promissory Note, October 2022 Promissory Note, December 2022 Promissory Note, and March 2023 Promissory Note, the “Promissory Notes”). The Promissory Notes are non-interest bearing and payable on the earlier of: (i) November 28, 2023 and (ii) the date on which the Company consummates an initial business combination. There are no outstanding balances on the Promissory Notes as of December 31, 2024.

On June 1, 2023, the Company issued an unsecured promissory note (the “June 2023 Promissory Note”) in the principal amount of $240,000 to the Sponsor for general corporate purposes. The June 2023 Promissory Note bears no interest and is payable in full on the earlier of: (i) November 28, 2023 or (ii) the date on which the Company consummates an initial business combination. On June 1, 2023, the Company issued the June Extension Promissory Note in the principal amount of $160,000 to the Sponsor. The June Extension Promissory Note bears no interest and is payable in full on the date on which the Company consummates an initial business combination. On July 3, 2023, the Company issued the July Extension Promissory Note in the principal amount of $160,000 to the Sponsor. The July Extension Promissory Note bears no interest and is payable in full on the earlier of: (i) November 28, 2023 and (ii) the date on which the Company consummates an initial business combination. On August 3, 2023, the Company issued the August Extension Promissory Note in the principal amount of $270,000 to the Sponsor, of which $110,000 was for general corporate purposes. The August Extension Promissory Note bears no interest and is payable in full on the earlier of: (i) November 28, 2023 and (ii) the date on which the Company consummates an initial business combination. On September 1, 2023, the Company issued an unsecured promissory note (the “September 2023 Promissory Note”) in the principal amount of $170,000 to the Sponsor for general corporate purposes. On September 1, 2023 the Company issued the September Extension Promissory Note in the principal amount of $160,000 to the Sponsor. On October 2, 2023, the Company issued an unsecured promissory note (the “October 2023 Promissory Note”) in the principal amount of $75,000 to the Sponsor for general corporate purposes. On October 2, 2023 the Company issued the October Extension Promissory Note in the principal amount of $160,000 to the Sponsor. The September 2023 Promissory Note, the September Extension Promissory Note and the October Extension Promissory Note bear no interest and are payable in full on the earlier of (i) November 28, 2023 and (ii) the date on which the Company consummates an initial business combination. On October 27, 2023, the Company issued an unsecured promissory note (the “November 2023 Promissory Note,” and together with the Promissory Notes, the June 2023 Promissory Note, the June Extension Promissory Note, the July Extension Promissory Note, the August Extension Promissory Note, the September 2023 Promissory Note, the September Extension Promissory Note, the October 2023 Promissory Note, the October Extension Promissory Note, and the November Extension Promissory Note, the “Company Promissory Notes”) in the principal amount of $80,000 to the Sponsor for general corporate purposes. On October 27, 2023, the Company issued the November Extension Promissory Note, in the principal amount of $160,000 to the Sponsor. The November 2023 Promissory Note and the November Extension Promissory Note bear no interest and are payable in full on the earlier of (i) December 28, 2023 and (ii) the date on which the Company consummates an initial business combination. There are no outstanding balances on the Company Promissory Notes as of December 31, 2024.

On August 25, 2023, the Company and the Sponsor entered into an amendment to an existing loan facility pursuant to which the Sponsor had previously agreed to loan the Company up to $1,000,000 to fund the Company’s ongoing expenses related to the extension of the Company’s existence. Pursuant to the amendment, the Sponsor agreed to (i) increase the amount of the loan facility by $500,000, from $1,000,000 to $1,500,000 in the aggregate, and (ii) extend the expiration date of the Sponsor’s commitment under the loan facility by one month, to October 28, 2023. On September 28, 2023 the Company and the Sponsor entered into an agreement further extending Sponsor’s commitment under the loan facility until the earlier of (i) November 28, 2023 and (ii)

FLYEXCLUSIVE • 2025 Proxy Statement 56

the date on which the Company consummates an initial business combination. There are no outstanding balances on the loan facility as of December 31, 2024.

On December 27, 2023, in connection with the closing of the Business Combination transaction and as a means to refinance the Company Promissory Notes, the Company issued an unsecured promissory note (the “December 2023 Promissory Note”) with the Sponsor in the principal amount of $3,946,935. The December 2023 Promissory note bears interest at a rate of 8% and requires monthly interest payments of $26,313 from April 2024 through December 2024. the December 2023 Promissory Note is payable in full December 31, 2024.

On March 21, 2025, the Company and the Sponsor entered into a Securities Purchase Agreement whereby they cancelled the December 2023 Promissory Note in exchange for 4,227 shares of the Company's Series B Preferred Stock and warrants to purchase up to 1,268,100 shares of the Company's Class A Common Stock, $0.0001 par value per share.

lIn connection with the execution of the Equity Purchase Agreement, on October 17, 2022, LGM entered into a senior subordinated convertible note with an investor and, for certain limited provisions thereof, EGA, pursuant to which LGM borrowed an aggregate principal amount of $50,000,000 at a rate of 10% per annum, payable in kind in additional shares of our Company upon the Closing (the "Bridge Notes"). On October 28, 2022, LGM also entered into an Incremental Amendment with the Bridge Note lenders on the same terms for an aggregate principal amount of $35,000,000, bringing the total principal amount of the Bridge Notes to $85,000,000 in the aggregate.

Concurrently with the Closing, the Bridge Notes automatically converted into the number of shares of Class A common stock equal to the quotient of (a) the total amount owed by LGM under the Bridge Notes (including accrued PIK interest) divided by (b) $10.00 (subject to adjustment in certain instances, as described in the Bridge Notes). Unless otherwise consented to by the Bridge Note lenders, the proceeds of the Bridge Notes are to be used primarily for the acquisition of additional aircraft and payment of expenses related thereto.

Tax Receivable Agreement

At the Closing, we, LGM, the existing equityholders of LGM (the “Existing Equityholders”) and the Segrave Jr. (as representative of the holders of LGM Common Units) entered into the Tax Receivable Agreement. Pursuant to the Tax Receivable Agreement, PubCo will generally be required to pay the Existing Equityholders 85% of the amount of savings, if any, in U.S. federal, state, local and foreign taxes that are based on, or measured with respect to, net income or profits, and any interest related thereto that the Tax Group (i.e., our Company and applicable consolidated, unitary, or combined subsidiaries (as defined in the Tax Receivable Agreement)) realizes, or is deemed to realize, as a result of certain Tax Attributes, including:

•
tax basis adjustments resulting from the repurchase by LGM of LGM Common Units (including any such adjustments resulting from certain payments made by us under the Tax Receivable Agreement) in accordance with the terms of the Equity Purchase Agreement;
•
tax basis adjustments resulting from taxable exchanges of LGM Common Units (including any such adjustments resulting from certain payments made by us under the Tax Receivable Agreement) acquired by us from an Existing Equityholder pursuant to the terms of the Operating Agreement; and
•
tax deductions in respect of portions of certain payments made under the Tax Receivable Agreement.

Under the Tax Receivable Agreement, the Tax Group will generally be treated as realizing a tax benefit from the use of a Tax Attribute on a “with and without” basis, thereby generally treating the Tax Attributes as the last item used, subject to several exceptions. Payments under the Tax Receivable Agreement generally will be based on the tax reporting positions that we determine (with the amount of subject payments determined in consultation with an advisory firm and subject to the review and consent of James Thomas Segrave, Jr. as the representative

FLYEXCLUSIVE • 2025 Proxy Statement 57

of the Trusts (the “TRA Holder Representative”). The IRS or another taxing authority may challenge all or any part of a position taken with respect to Tax Attributes or the utilization thereof, as well as other tax positions that we take, and a court may sustain such a challenge. In the event that any Tax Attributes initially claimed or utilized by the Tax Group are disallowed, the Existing Equityholders will not be required to reimburse us for any excess payments previously made pursuant to the Tax Receivable Agreement, for example, due to adjustments resulting from examinations by taxing authorities. Rather, any excess payments made to such Existing Equityholder will be applied against and reduce any future cash payments otherwise required to be made by us to the applicable Existing Equityholders under the Tax Receivable Agreement, if any, after the determination of such excess. However, a challenge to any Tax Attributes initially claimed or utilized by the Tax Group might not arise for a number of years following the initial time of such payment and, even if challenged earlier, such excess cash payment may be greater than the amount of future cash payments that we might otherwise be required to make under the terms of the Tax Receivable Agreement. As a result, there might not be future cash payments against which such excess can be applied and we could be required to make payments under the Tax Receivable Agreement in excess of the Tax Group’s actual savings in respect of the Tax Attributes.

The Tax Receivable Agreement defines each of the following events as an Early Termination Event:

(i) we exercise our early termination rights under the Tax Receivable Agreement,

(ii) certain changes of control of our Company or LGM occur (as described in the Operating Agreement),

(iii) we, in certain circumstances, fail to make a payment required to be made pursuant to the Tax Receivable Agreement by its final payment date, which non-payment continues for 30 days following such final payment date, unless certain liquidity related or restrictive covenant related exceptions apply, or

(iv) we materially breach (or are deemed to materially breach) any of our material obligations under the Tax Receivable Agreement other than as described in the foregoing clause (iii), unless certain liquidity related or restrictive covenant related exceptions apply.

Upon an Early Termination Event, our obligations under the Tax Receivable Agreement will accelerate (except in certain limited circumstances, if the TRA Holder Representative so elects in the case of clauses (ii)- (iv)) and we will be required to make a lump-sum cash payment to all the Existing Equityholders equal to the present value of all forecasted future payments that would have otherwise been made under the Tax Receivable Agreement. This lump-sum payment would be based on certain assumptions, including those relating to there being sufficient future taxable income of the Tax Group to fully utilize the Tax Attributes over certain specified time periods and that all LGM Common Units that had not yet been exchanged for Class A common stock or cash are deemed exchanged for cash. The lump-sum payment could be material and could materially exceed any actual tax benefits that the Tax Group realizes subsequent to such payment.

As a result of the foregoing, in some circumstances (i) we could be required to make payments under the Tax Receivable Agreement that are greater than or less than the actual tax savings that the Tax Group realizes in respect of the Tax Attributes and (ii) it is possible that we may be required to make payments years in advance of the actual realization of tax benefits (if any, and may never actually realize the benefits paid for) in respect of the Tax Attributes (including if any Early Termination Event occurs).

Stockholders’ Agreement

At the Closing, the Existing Equityholders, Sponsor and we entered into the Stockholders’ Agreement. Pursuant to the Stockholders’ Agreement, among other things, the Existing Equityholders and our Sponsor will agree to vote their respective securities of our Company that may be voted in the election of our directors in accordance with the provisions of the Stockholders’ Agreement.

Our Board consists of seven directors. Our Existing Equityholders have the right to nominate directors as follows: the Sponsor, and its permitted transferees, by a majority of shares held by them, shall have the right to nominate,

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and our Board and the Existing Equityholders, and their permitted transferees, will appoint and vote for, two members of our Board, initially designated pursuant to the Stockholders’ Agreement as Gregg S. Hymowitz and Gary Fegel, and thereafter as designated by the Sponsor, and its permitted transferees, by a majority of shares held by them.

Each Existing Equityholder also agreed to a one-year lock-up period following the Closing with respect to the shares of common stock received by the Existing Equityholder in the Business Combination and certain other shares owned by the Existing Equityholder (the “Lock-up Shares”). However, prior to the expiration of the lock-up period, any Existing Equityholder is permitted to transfer the Lock-up Shares through (i) a pledge of up to 25% of each individual Existing Equityholder’s Lock-up Shares in connection with a bona fide transaction with a lender and disclosed in writing to our Board or (ii) a liquidation, merger, stock exchange, reorganization, or tender offer approved by our Board or a duly authorized committee thereof or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to the Closing Date. The lock-up expired on December 27, 2024.

The Sponsor agreed to a three-year lock-up period following the Closing with respect to 5,625,000 shares of the Company’s Class A common stock and warrants to purchase 4,333,333 shares of the Company’s Class A common stock beneficially owned by the Sponsor and its affiliates. On July 25, 2025, the Existing Equityholder waived the three-year lock-up, effective immediately. The Company is seeking to have its Class A common stock listed on the Russell 2000 Index, which listing the Company believes will provide greater volume and liquidity for the Class A common stock. A March 2025 rule adopted by the London Stock Exchange Group, which own and governs the Russell 2000 Index, would prevent the listing until after the lock-up expired. As noted above, the Company believes that inclusion on the Russell 2000 Index will provide benefits to the Company and its stockholders through increased volume and liquidity, which benefits are expected to benefit the Company’s capital raising efforts, including its access to its at-the-market sales program. The Company also believes that the benefits of the lock-up have largely been achieved as is evidenced by EG Sponsor LLC and its affiliates’ continued significant investment in and lending to the Company during 2024 and 2025, which activity indicates EG Sponsor LLC’s continued interest in and support of the Company. There was no consideration transferred between the involved parties in exchange for such waiver.

The Stockholders’ Agreement also contains certain provisions intended to maintain, following the Closing, our qualification as a “controlled company” for purposes of compliance with certain NYSE American and SEC rules.

A&R Registration Rights Agreement

At the Closing, we and EGA, Sponsor and various affiliates of EGA and Segrave Jr. (collectively, the “Selling Stockholders”) entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). The A&R Registration Rights Agreement covers the Class A common stock issued to the Selling Stockholders at the Closing and the shares of Class A common stock issuable upon the exercise of the private placement warrants and the LGM Common Units and requires us to register such securities for resale. Pursuant to the A&R Registration Rights Agreement, Exclusive Jets, LLC and the Sponsor (the “Existing Holders”) holding at least a majority in interest of the then-outstanding number of registrable securities held by the Existing Holders, or the new holders who at the Closing became parties to the A&R Registration Rights agreement (the “New Holders”) holding at least a majority-in-interest of the then-outstanding number of registrable securities held by the New Holders will be entitled to, among other things, make a Demand Registration for registration under the Securities Act of all or part of their shares of Class A common stock. Under no circumstances shall we be obligated to effect more than an aggregate of three registrations pursuant to a Demand Registration by the Existing Holders, or more than an aggregate of five registrations pursuant to a Demand Registration by the New Holders, with respect to any or all registrable securities held by such holders.

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In addition, the Existing Holders and the New Holders will be entitled to “piggy-back” registration rights to certain registration statements filed following the Business Combination. We will bear all of the expenses incurred in connection with the filing of any such registration statements.

BTIG Agreement

On December 27, 2023, the agreement for the fee to be paid to BTIG, LLC (“BTIG”) as the underwriter in EGA’s initial public offering upon the Closing of the Business Combination was amended. Under the original terms of the Underwriting Agreement, the underwriter was due $7.9 million in cash, which equated to 3.5% of the gross proceeds of the initial public offering. The amended terms of the Underwriting Agreement updated the consideration payable to underwriter to $500,000 in cash, which was paid at Closing, and 300,000 shares of PubCo Class A common stock, to be delivered in book-entry form no later than five (5) business days following the initial filing with the SEC of a registration statement.

Additionally, pursuant to a financial advisory engagement letter, BTIG was owed $1.5 million (the “Success Fee”) payable to BTIG at Closing. At Closing, the parties agreed in principle that the Success Fee would be paid within 60 days of Closing (along with other amendments, including the addition of certain rights of first refusal).

LGM’s Related Party Transactions

The following is a summary of each transaction or series of similar transactions since January 1, 2023 to which LGM was or is a party in which:

•
the amount involved exceeded or exceeds $120,000; and
•
any of our directors, director nominees or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Transactions with Related Entities

•
LGMV is an entity with the same ownership structure as LGM’s ownership structure prior to the Business Combination. Segrave Jr., in his individual capacity, owns 96% of LGMV and LGM, and Segrave Jr., as custodian for the Trusts owns an aggregate of 4% of LGMV and LGM. Carolina Air Center, LLC, Crystal Coast Aviation, LLC, and Kinston Jet Center, LLC are wholly owned subsidiaries of LGMV and sellers of fuel. In 2024 and 2023, LGM purchased a total of $1,542,000 and $2,027,000 in fuel from subsidiaries of LGMV at an average cost of $3.15 and $3.58 per gallon, respectively.
•
LGM leases its headquarters and two aircraft hangars (Hangar 1 and Hangar 2) from Kinston Jet Center, LLC, a wholly owned subsidiary of LGMV, pursuant to a lease between the parties dated January 1, 2021. LGM paid Kinston Jet Center, LLC $720,000 in both 2024 and 2023 pursuant to this lease.
•
LGM leases an aircraft hangar (Hangar 3) from Kinston Jet Center, LLC, a wholly owned subsidiary of LGMV, pursuant to a lease between the parties dated February 23, 2023. In 2024 and 2023, LGM paid Kinston Jet Center, LLC $249,600 and $205,000, respectively, pursuant to this lease.
•
LGM leases an aircraft hangar (Hangar 4) from Kinston Jet Center, LLC, a wholly owned subsidiary of LGMV, pursuant to a lease between the parties dated May 1, 2022. LGM paid Kinston Jet Center, LLC $540,000 in both 2024 and 2023 pursuant to this lease.
•
LGM leases a house from Kinston Jet House, LLC, a wholly-owned subsidiary of LGMV, pursuant to a lease between the parties dated September 1, 2018. LGM paid Kinston Jet House, LLC $30,000 in both 2024 and 2023 pursuant to this lease, with $0 in rent remaining as of January 1, 2025.
•
LGM leases an aircraft from Juliette Lima Bravo, LLC, of which Laura Harvey Ball (Thomas Segrave, Jr.’s mother) owns approximately 33%. This aircraft was sold on April 2, 2024. In 2024 and 2023, LGM paid Juliette Lima Bravo, LLC $105,000 and $441,300, respectively, pursuant to this lease.

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LGM Auto, LLC, a wholly-owned subsidiary of LGMV, leases multiple automobiles to flyExclusive. In 2024, flyExclusive paid LGM Auto, LLC an aggregate of $189,704 and an aggregate of $173,838 in 2023, pursuant to such leases.
•
Peter Hopper, a director of flyExclusive, Inc., owns 50% of the outstanding equity of DH Aviation, LLC, an entity that, until September 25, 2023, owned a 50% interest in N401JS, an aircraft leased to flyExclusive. In 2023, the total aircraft lease payments made from flyExclusive to DH Aviation, LLC equaled $199,375 (which Mr. Hopper elected to receive in the form of flight hour credits). Mr. Hopper also entered into a side letter with flyExclusive in concurrence with the execution of the aforementioned plane lease. Pursuant to such side letter, Mr. Hopper was granted flight hour credits totaling $55,000 in 2023. LGM repurchased the 50% interest from Mr. Hopper on September 25, 2023 for $1,650,000.
•
Peter Hopper, a director of flyExclusive, Inc., owns 50% of the outstanding equity of PHBL, LLC, an entity that leases an aircraft to flyExclusive. In 2024 and 2023 each, the total lease payments made from flyExclusive to PHBL, LLC equaled $414,996. The original term of the lease expired on May 31, 2023 and continues on a quarter-to-quarter basis until terminated by either party with at lease a 90 days' notice.
•
The Company is a guarantor to a term note, dated January 29, 2021 , between Sea Jay, LLC and a financial institution where the initial principal balance is in the amount of $11,900,000. Sea Jay, LLC is wholly owned by LGMV.
•
The Company is a guarantor to two term notes, dated February 25, 2022 and November 17, 2023 , between Kinston Jet Center, LLC and a financial institution where the initial principal balances are in the amounts of $5,280,000 and$1,800,000, respectively.
•
On September 28, 2023, flyExclusive sold 5 trainer aircraft to Crystal Coast Training, LLC, a wholly owned subsidiary of LGMV, for a total purchase price of $2,481,840. flyExclusive rents the aircraft from Kinston Jet Center, LLC & Crystal Coast Training, LLC as on an hourly basis. In 2023, flyExclusive paid these entities a total of $67,000 for the use of these aircraft.

December 2023 Senior Secured Note

In December 2023, the Company entered into a Senior Secured Note covering borrowings of an aggregate principal amount of $15.9 million. The notes were issued with a stated rate of 14% and interest is payable monthly in arrears. The senior secured notes were to mature one year from closing date, which has been extended to January 1, 2027, at which time the full principal amount will be due, along with any accrued unpaid interest. Unamortized debt issuance costs related to the senior secured notes were $0.9 million as of December 31, 2023 and $0 as of December 31, 2024 Gregg S. Hymowitz, a member of our Board of Directors, serves as the Founder and Chief Executive Officer of EnTrust Global, which is an affiliate of the Noteholder and may be deemed to be the beneficial owner of approximately 25% of the Company’s outstanding Class A common stock. Each of EnTrust Global and Mr. Hymowitz disclaims beneficial ownership of such securities except to the extent of its or his pecuniary interest therein. On March 21, 2025, the Company and EGA Sponsor entered into a Securities Purchase Agreement whereby they cancelled the EGA Sponsor Note in exchange for 4,227 shares of the Company's Series B Preferred Stock and warrants to purchase up to 1,268,100 shares of the Company's Class A common stock, $0.0001 par value per share. The number of shares of Series B Preferred Stock was determined by dividing the principal and accrued interest outstanding under the December 2023 Promissory Note by $1,000. There was approximately $4,227 in principal and accrued interest outstanding under the EGA Sponsor Note, which resulted in the issuance of 4,227 shares of Series B Preferred Stock. The warrants have an exercise price of $0.01 per share and are exercisable until the fifth anniversary of their issuance. For more information about this transaction see Note 26 "Subsequent Events" to the financial statements in the Annual Report.

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January 2024 Senior Secured Note

In January 2024, the Company entered into an additional Senior Secured Note covering borrowings of an aggregate principal amount of up to approximately $25.8 million, up to $25.0 million of which is to finance the purchase or refinancing of aircraft relating to the Company’s fractional ownership program. Gregg S. Hymowitz, a member of our Board of Directors, serves as the Founder and Chief Executive Officer of EnTrust Global, which is an affiliate of the Noteholder and may be deemed to be the beneficial owner of approximately 25% of the Company’s outstanding Class A common stock. Each of EnTrust Global and Mr. Hymowitz disclaims beneficial ownership of such securities except to the extent of its or his pecuniary interest therein. As required by our internal policies, this transaction was approved by our Audit Committee, which consists of independent disinterested directors, and was also approved by a meeting of our Board of Directors, with only disinterested directors voting. For more information about this transaction see Note 26 "Subsequent Events" to the financial statements in the Annual Report.

March 2024 Non-Convertible Redeemable Series A Preferred Stock

On March 4, 2024 the Company entered into a Securities Purchase Agreement (the “Series A Stock Purchase Agreement”) with EnTrust Emerald (Cayman) LP, a Cayman Islands limited partnership (the “Series A Preferred Purchaser”), pursuant to which the Company agreed to issue and sell to the Series A Preferred Purchaser 25,000 shares of Series A Non-Convertible Redeemable Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), at a purchase price of $1,000 per share and a warrant (the “March 2024 Warrant”) to purchase shares of the Company’s Class A common stock. The transaction closed on March 4, 2024 and provided the Company approximately $25,000 of capital. Gregg S. Hymowitz, a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the Purchaser, serves as the Founder and Chief Executive Officer of EnTrust Global Partners LLC (“EnTrust Global”), which is an affiliate of the Series A Preferred Purchaser and may be deemed to be the beneficial owner of approximately 25% of the Company’s outstanding common stock. Each of EnTrust Global and Mr. Hymowitz disclaims beneficial ownership of such securities except to the extent of its or his pecuniary interest therein. Gary Fegel is also a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the Preferred Purchaser. As required by the Company’s internal policies, this transaction was approved by the Audit Committee of the Company’s Board of Directors, which consists of independent disinterested directors, and was also approved by the Company’s Board of Directors, with only disinterested directors voting (which excluded Mr. Hymowitz and Mr. Fegel). For more information about this transaction see Note 26 "Subsequent Events" to the financial statements in the Annual Report.

August 2024 Convertible Series B Preferred Stock and Warrants

On August 8, 2024 the Company entered into a Securities Purchase Agreement (the “Series B Stock Purchase Agreement”) with EnTrust Emerald (Cayman) LP, a Cayman Islands limited partnership (“EnTrust”), and the EGA Sponsor (collectively with EnTrust, the “Series B Preferred Purchasers”) (related parties of the Company through its affiliation with the EGA Sponsor), pursuant to which the Company agreed to issue and sell to the Series B Preferred Purchasers an aggregate of 25,510 shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), and warrants (each, a “August 2024 Warrant” and collectively, the “August 2024 Warrants”) to purchase, in the aggregate, up to 5,000,000 shares of the Company’s Class A common stock, par value $0.0001 per share (the “common stock”). The Company issued 20,408 shares of Series B Preferred Stock and a August 2024 Warrant to purchase up to 4,000,000 shares of Common Stock to EnTrust on the Initial Closing Date and received gross proceeds of approximately $20.4 million. Pursuant to and subject to the terms and conditions of the Series B Stock Agreement, the Company (i) issued the remaining 5,102 shares of Series B Preferred Stock and a August 2024 Warrant to purchase up to 1,000,000 shares of common stock to EG Sponsor on August 14, 2024 and (ii) received additional gross proceeds of approximately $5.1 million. Gregg S.

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Hymowitz, a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the Purchaser, serves as the Founder and Chief Executive Officer of EnTrust Global Partners LLC (“EnTrust Global”), which is an affiliate of the Series A Preferred Purchaser and may be deemed to be the beneficial owner of approximately 21.6% of the Company’s outstanding common stock. Each of EnTrust Global and Mr. Hymowitz disclaims beneficial ownership of such securities except to the extent of its or his pecuniary interest therein. Gary Fegel is also a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the Preferred Purchaser. As required by the Company’s internal policies, this transaction was approved by the Audit Committee of the Company’s Board of Directors, which consists of independent disinterested directors, and was also approved by the Company’s Board of Directors, with only disinterested directors voting (which excluded Mr. Hymowitz and Mr. Fegel.

March 2025 EGA Sponsor Note Conversion

On March 21, 2025, the Company and EGA Sponsor entered into a Securities Purchase Agreement whereby they cancelled the EGA Sponsor Note in exchange for 4,227 shares of the Company's Series B Preferred Stock and warrants to purchase up to 1,268,100 shares of the Company's Class A cCommon sStock, $0.0001 par value per share. The number of shares of Series B Preferred Stock was determined by dividing the principal and accrued interest outstanding under the December 2023 Promissory Note by $1,000. There was approximately $4,227 in principal and accrued interest outstanding under the EGA Sponsor Note, which resulted in the issuance of 4,227 shares of Series B Preferred Stock. The warrants have an exercise price of $0.01 per share and are exercisable until the fifth anniversary of their issuance. The shares and warrants were issued in a private placement pursuant to Section 4(a)(2) of the Securities Act. In connection with the transaction, the Company amended the Certificate of Designation of the Series B Preferred Stock to increase the authorized number of shares of Series B Preferred Stock from 25,510 shares to 29,737 shares.

Gregg S. Hymowitz, a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the Purchasers, serves as the Founder and Chief Executive Officer of EnTrust Global Partners LLC (“EnTrust Global”), which is an affiliate of the Purchasers and may be deemed to be the beneficial owner of approximately 21% of the Company’s outstanding Common Stock. Each of EnTrust Global and Mr. Hymowitz disclaims beneficial ownership of such securities except to the extent of its or his pecuniary interest therein. Gary Fegel is also a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the Purchasers. As required by the Company’s internal policies, this transaction was approved by the Audit and Risk Committee of the Company’s Board of Directors, which consists of independent disinterested directors, and was also approved by the Company’s Board of Directors, with only disinterested directors voting (which excluded Messrs. Hymowitz and Fegel). For more information about this transaction see Note 26 “Subsequent Events,” to the December 31, 2024 financial statements in the Annual Report.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to (1) the fiscal year ended December 31, 2024, and (2) to date in 2025, with the exception of: (i) Mr. Segrave Jr. filed Forms 3 and 4 on January 8, 2024, upon becoming a Section reporting person with regards to the Company and reporting the acquisition of an aggregate of 59,930,000 shares of Class B common stock and an aggregate of 59,930,000 common units, respectively, and (ii) Forms 3 and 4 filed on September 30, 2024 for Messrs. Lesmeister and Nichols upon each becoming Section 16 reporting persons with regards to the Company.

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at the Company's offices at 2860 Jetport Road, Kinston, North Carolina 28504 in writing not later than September1, 2026. Stockholders intending to present a proposal at the 2026 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting no later than October 1, 2026 and no earlier than September 1, 2026. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary.

In the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after December 30, 2026, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2026 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2026 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 31, 2026.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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Other Matters

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of the Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

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flyExclusive’s Annual Report on Form 10-K

A copy of flyExclusive’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, is included with this proxy statement. Additional copies will be sent to any stockholder of record on November 17, 2025 without charge upon written request addressed to:

flyExclusive, Inc.

Attention: Secretary

2860 Jetport Road

Kinston, North Carolina 28504

A reasonable fee will be charged for copies of exhibits. You also may access the proxy statement and our Annual Report on Form 10-K at http://www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 at www.flyExclusive.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER, OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT, OR BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Thomas James Segrave, Jr.
Chief Executive Officer and Chairman

Kinston, North Carolina

December 2, 2025

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FLYEXCLUSIVE, INC.

2860 JETPORT ROAD

KINSTON, NORTH CAROLINA 28504

FLYEXCLUSIVE • 2025 Proxy Statement 67

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FLYEXCLUSIVE INC.
2860 JETPORT ROAD
KINSTON, NORTH CAROLINA 28504

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 29, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FLYX2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 29, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81522-P19988

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLYEXCLUSIVE INC.

The Board of Directors recommends you vote FOR each of the following directors:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Gary Fegel
02) Michael S. Fox
03) Frank B. Holding, Jr.
04) Gregg S. Hymowitz
05) Peter B. Hopper
06) Thomas James Segrave, Jr.
07) Thomas James Segrave, Sr.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V58097-P19988 FLYEXCLUSIVE INC. Annual Meeting of Stockholders December 2, 2024 10:00 A.M., Eastern Daylight Time This Proxy is solicited by the Board of Directors The undersigned hereby acknowledges receipt of the notice and Proxy Statement, dated October 23, 2024, in connection with the Annual Meeting to be held at 10:00 a.m., eastern daylight Time on December 2,2024, as a virtual meeting, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Thomas James Segrave, Jr, and Brad G. Garner, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of FLYEXCLUSIVE INC. (the “Company” registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournment thereof , with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given said proxies are m and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NOE DIRECTION IS MADE, YOUR COMMON STOCK WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. Continued and to be signed on reverse side